COINSURANCE AGREEMENT
                                   NO. 1058-8

                                     BETWEEN

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                OF WAVERLY, IOWA
                                (CEDING COMPANY)

                                       AND

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                           OF LOS ANGELES, CALIFORNIA
                                   (REINSURER)

                              EFFECTIVE MAY 1, 2000

                                TABLE OF CONTENTS
        ARTICLES

 1      Preamble
 2      Basis of Reinsurance
 3      Automatic Reinsurance
 4      Procedures for Facultative Reinsurance
 5      Liability
 6      Notification and Reporting of Reinsurance
 7      Plans of Insurance and Reserves
 8      Consideration
 9      Premium Accounting
10      Reinstatement
11      Reductions, Terminations and Changes
12      Claims
13      Extra Contractual Damages
14      Increase in Retention and Recapture
15      Insolvency
16      Arbitration
17      DAC Tax
18      Entire Agreement
19      Service of Suit
20      General Provisions
21      Commencement and Termination

        SCHEDULES

A       Specifications
B       Limits
C       Exceptions
D       Definitions

        EXHIBIT

I       Premium Rates
II      Expense Allowances
III     YRT Rates
IV      Reports

                                    ARTICLE 1

                                    PREAMBLE

1.01 This Agreement is made and entered into by and between CUNA Mutual Life Insurance Company (hereinafter referred to as the "Ceding Company") and Transamerica Occidental Life Insurance Company (hereinafter referred to as the "Reinsurer").

1.02 The Ceding Company and the Reinsurer mutually agree to reinsure on the terms and conditions stated herein. This Agreement is an indemnity reinsurance agreement and the performance of the obligations of each party under this Agreement shall be rendered solely to the other party.

                                    ARTICLE 2

                              BASIS OF REINSURANCE

2.01 BASIS. Reinsurance under this Agreement must be life insurance as described in Schedule A.

2.02 AUTOMATIC REINSURANCE. The Ceding Company shall cede and the Reinsurer shall automatically reinsure policies issued under the plans of insurance and other additional benefits described in Schedule A subject to the requirements described in Article 3.

2.03 FACULTATIVE REINSURANCE. The Ceding Company may submit to the Reinsurer any coverage described in Schedule A for facultative review subject to the procedures described in Article 4.

2.04 INITIAL MINIMUM. The initial minimum amount of life reinsurance on any individual policy must be greater than or equal to the amount stated in Schedule A.

2.05 SUBSEQUENT MINIMUM. If the subsequent amount of life reinsurance net amount at risk falls below the minimum amount stated in Schedule A on any policy, as of that date all of the life reinsurance on that policy shall terminate.

2.06 ISSUANCE OF BUSINESS. In no event shall the Reinsurer be liable for reinsurance unless the issuance of the insurance by the Ceding Company constituted the transacting of business in a jurisdiction in which the Ceding Company is properly licensed.

                                    ARTICLE 3

                              AUTOMATIC REINSURANCE

3.01 REQUIREMENTS.
     -------------

     a) The individual risk must be a permanent resident of the United States or its territories.

     b) The individual risk must be underwritten by the Ceding Company according to its standard underwriting practices and guidelines. Any risk falling into the category of special underwriting programs shall be excluded from this Agreement. Any proposed changes to the Ceding Company's standard underwriting practices or guidelines shall be submitted to the Reinsurer for written approval prior to implementation.

     c) Any risk offered on a facultative basis by the Ceding Company to the Reinsurer or any other company shall not qualify for automatic reinsurance.

     d) The issue age on any risk must not exceed the limit stated in Schedule A.

     e) The mortality rating on each individual risk must not exceed the limit stated in Schedule A.

     f) The maximum amount of insurance issued and applied for in all companies on each risk (without deductions for replacements) must not exceed the jumbo limits as stated in Schedule B.

     g) The maximum amounts of insurance to be reinsured on a life must not exceed the automatic binding limits as stated in Schedule B.

     h) On each life, the Ceding Company must retain 20% of the risk for the plans of insurance listed in Schedule A, up to its retention limit as stated in Schedule B. If, because of previous retention on other plans, retaining 20% of the risk on these plans will exceed the Ceding Company's retention limit, then the Ceding Company may retain less than 20% of the risk on these plans.

                                    ARTICLE 4

                     PROCEDURES FOR FACULTATIVE REINSURANCE

4.01 SUBMISSION. The Ceding Company may submit for facultative evaluation any coverage applied for under a plan of insurance described in Schedule A that does not qualify for Automatic Reinsurance, or that the Ceding Company prefers to submit on a facultative basis.

4.02 COVERAGE. An application for facultative reinsurance may include life insurance with or without either disability waiver of premium or accidental death or both. Only accidental death reinsurance may be submitted without a request for life reinsurance.

4.03 UNDERWRITING DOCUMENTATION AND ACCEPTANCE. Copies of all underwriting documentation relating to the insurability of the individual risk submitted for facultative reinsurance must be sent to the Reinsurer. After the Reinsurer has examined the underwriting documentation sent, it will promptly notify the Ceding Company of its final underwriting acceptance or its underwriting offer subject to additional requirements. The Reinsurer's final underwriting acceptance on the individual risk will automatically terminate when the first of the following situations occurs:

     a) The date the Reinsurer receives notice from the Ceding Company of the withdrawal of the Ceding Company's application, or

     b) One hundred and twenty (120) days after the Reinsurer made its acceptance or

     c) The date specified in the Reinsurer's approval to extend its acceptance.

                                    ARTICLE 5

                                    LIABILITY

5.01 AUTOMATIC REINSURANCE. The Reinsurer's liability for automatic reinsurance shall begin simultaneously with the Ceding Company's liability.

5.02 FACULTATIVE REINSURANCE. The Reinsurer's liability for facultative reinsurance on the individual risk shall begin simultaneously with the Ceding Company's liability once the Reinsurer has accepted in writing the application for facultative reinsurance and the Ceding Company has accepted the Reinsurer's offer.

5.03 CONDITIONAL RECEIPT. The Reinsurer shall be liable on the coinsurance basis for benefits paid under the Ceding Company's conditional receipt, temporary insurance or other pre-issue benefit or liability provided the requirements for automatic reinsurance, as stated in Article 3 of this Agreement, are met.

5.04 TERMINATION. The Reinsurer's liability for reinsurance on the individual risk shall terminate when the Ceding Company's liability terminates.

5.05 LIABILITY OF REINSURER. The Reinsurer shall be liable to the Ceding Company in the same manner as the Ceding Company is liable on the particular policy form(s) reinsured under this Agreement to the extent such terms and conditions are not contrary to the terms and conditions of this Agreement.

5.06 RECEIPT OF PREMIUM. The initial and subsequent reinsurance premiums must be received by the Reinsurer as stated in Article 9 in order to maintain the Reinsurer's liability on each individual risk.

                                    ARTICLE 6

                    NOTIFICATION AND REPORTING OF REINSURANCE

6.01 NOTIFICATION. The Ceding Company shall notify the Reinsurer of all cessions in a format or structure that would include the data described in Exhibit IV. The Ceding Company shall also notify the Reinsurer of any increase, reduction or change in existing reinsurance in the manner described in Exhibit IV.

6.02 ELECTRONIC REPORTING. The Ceding Company shall utilize electronic media for reporting purposes, if available, and shall consult with the Reinsurer to determine an appropriate format. Any subsequent changes to the reporting format shall be approved by the Reinsurer prior to implementation.

                                    ARTICLE 7

                         PLANS OF INSURANCE AND RESERVES

7.01 LIFE REINSURANCE. Life reinsurance for both the quota share portion and the excess portion shall be on a coinsurance basis. The Reinsurer must establish and assume liability for all statutory reserves in proportion to its share of the liability. This is required by law in the State of Iowa.

7.02 RESERVES. The Reinsurer shall hold reserves in accordance with the NAIC Valuation of Life Insurance Policies Model Regulation. The Reinsurer and the Ceding Company agree that the Reinsurer is not required to hold mirror reserves for policies reinsured under this Agreement. Should the Reinsurer be required by the applicable regulatory authorities to hold mirror reserves in the future, the Reinsurer shall have the right to review the reinsurance premiums and expense allowances contained in this Agreement and make any necessary adjustments as agreed upon by the Reinsurer and the Reinsured at that point in time.

7.03 CONVERSIONS. Conversions to a permanent plan of insurance shall be reinsured on the yearly renewable term basis using the attached YRT rates as stated in Section 8.02.

                                    ARTICLE 8

                                  CONSIDERATION

8.01 PREMIUMS PAID ON A COINSURANCE BASIS. The reinsurance premiums paid to the Reinsurer will be the Reinsurer's portion of the current premiums (shown in Exhibit I) collected on the particular policies, including substandard table extra and flat extra premiums but excluding the policy fee.

8.02 PREMIUMS PAID ON A YRT BASIS. The reinsurance premiums paid to the Reinsurer on converted policies will be determined on the net amount at risk using the YRT premiums shown in Exhibit III, including substandard table extra and flat extra premiums but excluding the policy fee. Premiums will be calculated on a point-in-scale basis. The life YRT reinsurance rates are guaranteed for one policy year. However, the Reinsurer anticipates continuing to accept reinsurance premiums on the basis of the rates shown in Exhibit III for reinsurance ceded at these rates. If the Reinsurer deems it necessary to increase rates, such increased rates cannot be higher than the valuation net premiums for yearly renewable term insurance calculated using the minimum statutory mortality rates and maximum statutory interest rate for each year of issue.

8.03 POLICY COMMISSIONS. The Reinsurer shall pay through the Expense Allowances as described in Section 8.06 below, the Reinsurer's share of commissions paid by the Ceding Company for the particular policies reinsured hereunder.

8.04 PREMIUM TAX REIMBURSEMENT. The Reinsurer shall not directly reimburse the Ceding Company for the Reinsurer's portion of any and all premium taxes assessed the Ceding Company on the reinsured policies by any state, county, parish or municipal authority. Such reimbursement shall be effected through the Expense Allowances as described in Section 8.06 below.

8.05 INCOME TAX REIMBURSEMENT. The Ceding Company and the Reinsurer agree to remain liable for their respective Federal Income Tax liabilities, including any
Section 848 "DAC" taxable income that may be incurred by the reinsurance of the particular policies by the Reinsurer.

8.06 EXPENSE ALLOWANCES. The Reinsurer shall pay the Ceding Company a fee for expenses in an amount equal to the allowances shown in Exhibit II based on the Reinsurer's portion of the premiums stated above.

                                    ARTICLE 9

                               PREMIUM ACCOUNTING

9.01 PAYMENT OF REINSURANCE PREMIUMS AND INTEREST PENALTIES BY THE CEDING
COMPANY.

     a) The reinsurance premiums shall be paid to the Reinsurer on the basis stated in Exhibit I.

     b) Within twenty-five (25) days after the close of each month, the Ceding Company shall send the Reinsurer a copy of a statement listing first year and renewal premiums, expense allowances, benefits, reserves and other data mutually agreed upon by both parties as described in
        Exhibit IV. If more than one reinsurance agreement exists between the Ceding Company and the Reinsurer, the statement shall clearly identify the agreement under which the respective policies are reinsured.

     c) If the net reinsurance premium balance is payable to the Reinsurer, the Ceding Company must include this payment with the statement. If the net reinsurance premium balance is not received by the Reinsurer within thirty (30) days after the close of the month, the reinsurance premiums for all of the reinsurance risks listed on the statement will be delinquent.

     d) When reinsurance premiums due the Reinsurer are deemed delinquent, as defined in Section 9.01 c) above, a compound interest penalty may be assessed each month the premiums remain delinquent. Interest shall be calculated from the day following the date the premiums are due and payable to the day such premium payment is mailed or the last day of the accounting period, whichever comes first, regardless of holidays and weekends. The rate of interest charged each month shall be the lesser of (i) the 30 Day Treasury Bill rate as published in the Money Rate Section or any successor section of the Wall Street Journal on the first business day following the date the premiums are deemed delinquent or (ii) the maximum rate allowed by law in the State of Iowa. Premiums and interest penalties that remain unpaid shall be carried forward into the next month's interest penalty calculation.

9.02 TERMINATION BECAUSE OF NON-PAYMENT OF PREMIUM.
     ----------------------------------------------

     a) When reinsurance premiums are delinquent, the Reinsurer has the right to terminate the reinsurance risks on the statement by giving the Ceding Company thirty (30) days written notice. As of the close of this thirty-day period, all of the Reinsurer's liability shall terminate for:

        i) The risks described in the preceding sentence and

        ii) The risks where the reinsurance premiums became delinquent during the thirty-day period.

     b) Regardless of these terminations, the Ceding Company shall continue to be liable to the Reinsurer for all unpaid reinsurance premiums earned by the Reinsurer.

9.03 REINSTATEMENT OF A DELINQUENT STATEMENT. The Ceding Company may reinstate the terminated risks within sixty (60) days after the effective date of termination by paying the unpaid reinsurance premiums, including the interest penalty as defined above, for the risks in force prior to the termination. However, the Reinsurer shall not be liable for any claim incurred between the date of termination and reinstatement. The effective date of reinstatement shall be the day the Reinsurer receives the required back premiums and any assessed interest.

9.04 PAYMENT OF REINSURANCE PREMIUM BALANCE BY THE REINSURER. If the net reinsurance premium balance is payable to the Ceding Company, the Reinsurer must remit payment to the Ceding Company within thirty (30) days after receiving the statement.

9.05 IN FORCE LIST. Within sixty (60) days after the close of the calendar year, the Ceding Company shall send the Reinsurer an in force listing of all policies reinsured under this Agreement. Such listing shall include the data specified in
Exhibit IV.

                                   ARTICLE 10

                                  REINSTATEMENT

10.01 LAPSES. If insurance lapses for nonpayment of premium and is reinstated under the Ceding Company's usual reinstatement practices and procedures, the reinsurance of the particular policy shall be reinstated by the Reinsurer as of the date of reinstatement. For term and traditional fixed premium life plans, the Ceding Company administratively extends the grace period to fifty-seven (57) days. On the fifty-seventh (57th) days the Ceding Company changes the status of the policy to lapsed and sends a "coverage has lapsed" notice to the policyowner. The Ceding Company would pay a claim that occurs on the fifty-sixth
(56th) day. The Ceding Company extends the period that the policy can be reinstated without evidence to seventy (70) days. If the Ceding Company receives the past due premium by the seventieth (70th) day following the paid-to date, the Ceding Company will reinstate the policy without asking for evidence of insurability. If the Ceding Company changes this procedure, it must promptly notify the Reinsurer. The Ceding Company must pay the Reinsurer all reinsurance premiums and interest in the same manner as the Ceding Company received the insurance premiums and interest under the particular policy.

10.02 PROCEDURE. On a particular policy ceded to the Reinsurer on an automatic basis, reinstatement of reinsurance shall be automatic. On a particular policy ceded on a facultative basis, reinstatement of reinsurance shall require written approval of the Reinsurer in the event that the policy was not reinstated within the time limit stated in 10.01.

                                   ARTICLE 11

                      REDUCTIONS, TERMINATIONS AND CHANGES

11.01 REPLACEMENT OR CHANGE. If there is a contractual or non-contractual replacement or change in a particular policy reinsured under this Agreement, including, but not limited to, conversions or exchanges where full underwriting evidence according to the Ceding Company's regular underwriting rules is not required or plans of internal replacement where full underwriting evidence is required, the exchanged or converted policy shall continue to be reinsured by the Reinsurer under this Agreement provided it meets the initial minimum amount stated in Schedule A unless the Ceding Company elects the provisions in 11.02 for non-contractual changes or replacements. Future premiums shall be calculated on a point-in-scale basis using the applicable YRT rates in Exhibit III of the Agreement.

11.02 EARLY RECAPTURE. If at the time of a non-contractual replacement or change as described in 11.01 above, the Ceding Company elects not to continue to reinsure a particular policy with the Reinsurer, the Ceding Company must pay the Reinsurer an early recapture charge which shall be a mutually acceptable reasonable actuarial representation of the Reinsurer's unamortized acquisition expenses.

11.03 INCREASE IN FACE AMOUNT. If the face amount of a particular policy reinsured under this Agreement increases or an Other Insured Rider is added and

     a) The increase is subject to new underwriting evidence and

        i)  The original policy was reinsured automatically, the provisions of
            Article 3 shall apply to the increase in reinsurance.

        ii) The original policy was reinsured facultatively, the provisions of
            Article 4 shall apply to the increase in reinsurance.

     b) The increase is not subject to new underwriting evidence, the Reinsurer shall accept automatically the increase in reinsurance but not to exceed the automatic binding limits as stated in Schedule B.

11.04 PROCEDURE FOR INCREASE OR REDUCTION IN FACE AMOUNT. If the face amount of a particular policy reinsured under this Agreement is increased or reduced, the reinsurance shall first be increased or reduced proportionally on the quota share portion for the particular policy involved and any excess portion reinsured shall then be appropriately increased or reduced.

11.05 REDUCTION OR TENNINATION OF RETAINED AMOUNT. If any portion of the total face amount of a particular policy retained by the Ceding Company reduces or terminates, any excess reinsurance under this Agreement based on the same life shall also be reduced or terminated. The Ceding Company shall reduce its excess reinsurance by applying the maximum retention limits that were in effect at the time the policy was issued. The Ceding Company shall not be required to retain an amount in excess of its maximum retention limit for the age, mortality rating and risk classification at the time of issue for any policy on which reinsurance is being reduced.

11.06 PROCEDURE FOR REDUCTION OR TERMINATION OF RETAINED AMOUNT. The Ceding Company must first reduce the excess reinsurance of the particular policy that has the same mortality rating as the terminated insurance. If further reduction is required, the excess reinsurance to be terminated or reduced shall be effected in the inverse order in which the particular policy was first reinsured.

11.07 MORE THAN ONE REINSURER. If the reinsurance of a particular policy is shared by more than one reinsurer, the Reinsurer's percentage of the increased or reduced reinsurance shall be the same as its initial percentage of reinsurance of the policy.

11.08 TERMINATION. If a particular policy reinsured under this Agreement is terminated, the reinsurance for the policy shall be terminated on the effective date of termination.

11.09 FACULTATIVE CHANGE. On facultative reinsurance, if the Ceding Company wishes to reduce the mortality rating on a particular policy, this reduction shall be subject to the facultative provisions of this Agreement.

11.10 REFUND. The Reinsurer shall refund to the Ceding Company all unearned reinsurance premiums, less applicable allowances but excluding policy fees, arising from reductions, terminations and changes as described in this Article.

11.11 EXTENDED TERM OR REDUCED PAID-UP. If applicable, changes as a result of extended term or reduced paid-up shall be handled the same as reductions as described above.

                                   ARTICLE 12

                                     CLAIMS

12.01 NOTIFICATION. The Ceding Company shall promptly notify the Reinsurer in writing whenever the Ceding Company has received notice of a claim where reinsurance under this Agreement is involved. If a survivor life plan is involved, the Ceding Company shall notify the Reinsurer of each death as soon as possible after it has occurred.

12.02 LIABILITY. The Reinsurer's liability for the insurance benefits reinsured under this Agreement shall be subject to the same terms and conditions of the particular policy under which the Ceding Company is liable.

12.03 CONTESTABLE PERIOD OR INCONTESTABLE PERIOD (QUOTA SHARE LESS THAN 50%). If a claim is made within the contestable period, as defined in the particular policy, or under the incontestable period where the Ceding Company's quota share was less than fifty (50) percent of the amount of the insurance issued, the Ceding Company shall await the Reinsurer's opinion before admitting any liability or making any settlement with the claimant. The Ceding Company must submit a copy of all papers connected with the claim to the Reinsurer. After the Reinsurer has reviewed all the claim papers, the Reinsurer shall provide the Ceding Company with an opinion as to how the Reinsurer would have handled the claim had it been the Reinsurer's claim. The Reinsurer shall provide the Ceding Company with an opinion within ten (10) working days after the Reinsurer has received a copy of all papers connected with the claim. If the Reinsurer does not respond within this ten-day period, it shall be presumed that the Reinsurer is agreeable to the payment of the claim. However, given the Ceding Company's relationship with its claimant, the Ceding Company is not obligated to follow the Reinsurer's opinion.

12.04 INCONTESTABLE PERIOD (QUOTA SHARE 50% OR MORE). If a claim is made within the incontestable period and the Ceding Company's quota share was fifty (50) percent or more of the amount of insurance issued, the Reinsurer shall accept the decision of the Ceding Company on the payment of a claim.

12.05 PAYMENT. The Ceding Company shall provide the Reinsurer with proper claim papers and proofs when requesting payment. The Reinsurer shall pay its share of each claim in a lump sum without regard to the form of claim settlement by the Ceding Company.

12.06 INTEREST. If the Ceding Company is obliged by applicable state law or court order to pay interest from a specified date, such as the date of death of an insured, on a particular policy, the Reinsurer shall pay its share of the claim at the same rate and for the same period as that which the Ceding Company is required, excluding extra-contractual obligations.

12.07 CONTEST, COMPROMISE OR LITIGATION. The Ceding Company shall promptly notify the Reinsurer in writing of the Ceding Company's intention to contest, compromise or litigate a claim. The Ceding Company shall provide the Reinsurer with all papers and the Reinsurer shall have an opportunity to review the papers. Within fifteen (15) working days after receipt of all the necessary papers, the Reinsurer shall have the following options:

     a) Decline to participate in the contest, compromise or litigation of the claim. The Reinsurer shall thereafter discharge its liability with respect to any contested, compromised or litigated claim by paying to the Ceding Company the Reinsurer's proportionate share of the claim as if there had been no controversy. Upon such discharge, the Reinsurer shall not be liable for any portion of any "routine expenses" or "non-routine expenses," as defined in Section 12.08, incurred with respect to such claim, nor shall the Reinsurer share in any reduced settlement.

     b) After consultation with the Ceding Company, the Reinsurer agrees to pay its share based on the results of the contest, compromise or litigation (agreement to be communicated by the Reinsurer to the Ceding Company in writing). The Reinsurer will pay its share of all "routine expenses" and "non-routine expenses," as defined in Section 12.08, of the contest, compromise or litigation.

12.08 ROUTINE/NON-ROUTINE EXPENSES. For the purpose of this Article, the term "routine expenses" shall mean fees, charges, costs and expenses of retained legal and investigative personnel, excluding employees, that are incurred in rescinding a policy, contesting a policy or litigating a claim. The term "non-routine expenses" of the contest shall mean any penalties, attorney's fees and interest imposed automatically by statute against the Ceding Company which arise solely out of any judgment rendered against the Ceding Company in a suit for policy benefits. However, "non-routine expenses" shall not include extra-contractual damages. Notwithstanding the foregoing definitions, the Reinsurer shall not be liable for any office expenses or salaries or expenses of employees of the Ceding Company or of any subsidiary or affiliate of the Ceding Company, incurred in connection with the administration of the business reinsured pursuant to this Agreement or the disposition of a claim, loss or legal proceeding (including investigation, negotiation, legal expenses and court costs).

12.09 MISSTATEMENT OF AGE OR SEX. If the amount of insurance provided by any policy or policies reinsured hereunder is increased or reduced because of a misstatement of age or sex that is established after the death of the insured, the Reinsurer shall share in the increase or reduction in the proportion that the net liability of the Reinsurer bears to the total of the net liability of the Ceding Company and the net liability of all reinsurers, including the Reinsurer, immediately prior to such increase or reduction. The reinsurance shall be restructured from commencement on the basis of the adjusted amount using premiums and reserves for the correct age or sex. The adjustment for the difference in reinsurance premiums and any associated commissions or allowances, dividends, policy value or reserves shall be made without interest.

                                   ARTICLE 13

                            EXTRA-CONTRACTUAL DAMAGES

13.01 DEFINITIONS. For purposes of this Article, the following are definitions of elements of extra-contractual damages:

     a) "Punitive Damages" are those damages awarded as a penalty, the amount of which is not governed or fixed by statute;

     b) "Statutory Damages" are those amounts awarded as a penalty, but are fixed in amount by statute;

     c) "Compensatory Damages" are those amounts awarded to compensate for actual damages sustained and are not awarded as a penalty or fixed in amount by statute.

13.02 EXTRA-CONTRACTUAL DAMAGES. Extra-contractual damages are defined as punitive, statutory or compensatory damages due to the Ceding Company's negligence, oppression, malice, fault, wrongdoing or bad faith in connection with an award against the Ceding Company in excess of the limits of the policy reinsured as a result of, but not limited to, an act, omission or course of conduct committed solely by the Ceding Company in connection with the benefits payable under a particular policy reinsured under this Agreement.

13.03 EXCEPTION. Except as provided in Section 13.04, the Reinsurer shall not be liable for any extra-contractual damages.

13.04 ASSESSMENT OF DAMAGES. The Reinsurer recognizes that circumstances may arise under which the Reinsurer, in equity, should share, to the extent permitted by law, in paying certain assessed damages. The Reinsurer may be liable for any punitive, statutory or compensatory damages awarded or assessed against the Ceding Company if the Reinsurer elected to join in the contest, litigation or denial of the claim, in writing, and actively directed, participated in, consented to or ratified the act, error, omission or course of conduct of the Ceding Company that ultimately resulted in the award or assessment of punitive, statutory or compensatory damages. The extent of such sharing is dependent on the good faith assessment of culpability in each case, but all factors being equal, the division of such assessment would be in proportion to what impact the Reinsurer's opinion had on such damages.

13.05 LEGAL FEES. If the Reinsurer has liability for damages as stated in
Section 13.04, the Reinsurer shall reimburse the Ceding Company for its share of reasonable legal fees incurred in defense of punitive, statutory or compensatory damages.

                                   ARTICLE 14

                       INCREASE IN RETENTION AND RECAPTURE

14.01 The reinsurance under this Agreement shall be maintained in force without reduction except as specifically provided for in this Agreement.

14.02 If the Ceding Company increases its retention limit as stated in Schedule B, written notice of the increase shall be given to the Reinsurer within thirty
(30) days of such increase.

14.03 The Ceding Company shall have the option of recapturing the reinsurance under this Agreement in the event the Ceding Company increases its retention limit. The Ceding Company may exercise its option to recapture by giving written notice to the Reinsurer within ninety (90) days after the effective date of the retention limit increase. If the recapture option is not exercised within ninety
(90) days after the effective date of the increase, the Ceding Company may choose to recapture not later than two (2) years after the date the retention limit increases.

14.04 If the Ceding Company exercises its option to recapture, then the following rules apply:

     a) The Ceding Company shall reduce all eligible excess reinsurance on each individual risk on which it retained its retention limit for the age and mortality rating that was in effect at the time the excess reinsurance was ceded.

     b) The Ceding Company shall increase its total amount of insurance on the individual risk up to its new retention limit by reducing the amount of excess reinsurance. If an individual risk is shared by more than one reinsurer, the Reinsurer's percentage of the reduced excess reinsurance shall be the same as the Reinsurer's initial percentage of excess reinsurance on the individual risk.

     c) No reduction of excess reinsurance due to recapture shall occur until the later of the following dates:

        i) The policy anniversary date immediately following the effective date the recapture program begins and

        ii) The number of years stated in Schedule A starting with the original "policy date."

14.05 Reinsurance shall not be eligible for recapture on an individual risk if
(a) the Ceding Company retained less than its retention limit for the age and mortality rating in effect at the time the reinsurance was ceded to the Reinsurer, or if (b) the Ceding Company did not retain any of the individual risk.

14.06 In the event the Ceding Company overlooks any reduction in the amount of reinsurance on a particular policy because of an increase in the Ceding Company's retention limit, the acceptance by the Reinsurer of reinsurance premiums under these circumstances shall not constitute a liability on the part of the Reinsurer for such reinsurance. The Reinsurer shall be liable only for a refund of premiums.

14.07 Payments required upon recapture by the Ceding Company are described in
Section 21.05.

                                   ARTICLE 15

                                   INSOLVENCY

15.01 In the event of the Ceding Company's insolvency and the appointment of a conservator, liquidator, or statutory successor, the portion of any risk or obligation assumed by the Reinsurer shall be payable to the conservator, liquidator, or statutory successor on the basis of claims allowed against the Ceding Company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the company having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this Section shall be made directly to the Ceding Company or to its conservator, liquidator, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance in the event of the Ceding Company's insolvency.

15.02 In the event of the Ceding Company's insolvency, the conservator, liquidator, or statutory successor shall give written notice of the pendency of a claim against the Ceding Company on any policies reinsured within a reasonable time after such claim is filed. The Reinsurer may interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Ceding Company or its conservator, liquidator, or statutory successor.

15.03 The expenses incurred by the Reinsurer shall be chargeable, subject to court approval, against the Ceding Company as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company in conservation or liquidation, solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense or defenses to this claim, the expense shall be shared as though such expense had been incurred by the Ceding Company.

                                   ARTICLE 16

                                   ARBITRATION

16.01 As a condition precedent to any right of action hereunder, any dispute or difference between the Ceding Company and the Reinsurer relating to the interpretation or performance of this Agreement, including its formation or validity, or any transaction under this Agreement, whether arising before or after termination, shall be submitted to arbitration. Arbitration shall be the method of dispute resolution, regardless of the insolvency of either party, unless the conservator, receiver, liquidator or statutory successor is specifically exempted from arbitration proceeding by applicable state law of the insolvency.

16.02 Arbitration shall be initiated by the delivery of written notice of demand for arbitration by one party to another. Such written notice shall contain a brief statement of the issue(s), the failure on behalf of the parties to reach amicable agreement and the date of demand for arbitration.

16.03 The arbitrators and umpire shall be present or former disinterested officers of life reinsurance or insurance companies other than the two parties to the Agreement or any company owned by, or affiliated with, either party. Each party shall appoint an individual as arbitrator and the two so appointed shall then appoint the umpire. If either party refuses or neglects to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on an umpire within sixty (60) days of the appointment of the second appointed arbitrator, each of the two arbitrators shall nominate three individuals. Each arbitrator shall then decline two of the nominations presented by the other arbitrator. The umpire shall be chosen from the remaining two nominations by drawing lots.

16.04 The arbitration hearings shall be held in the city in which the Ceding Company's head office is located or any such other place as may be mutually agreed. Each party shall submit its case to the arbitrators and umpire within one hundred and eighty (180) days of the selection of the umpire or within such longer period as may be agreed.

16.05 The arbitration panel shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The arbitration panel shall interpret this Agreement as an honorable engagement; they are relieved of all judicial formalities and may abstain from following strict rules of law. The arbitration panel shall be solely responsible for determining what shall be considered and what procedure they deem appropriate and necessary in the gathering of such facts or data to decide the dispute.

16.06 The decision in writing of the majority of the arbitration panel shall be final and binding upon the parties. Judgment may be entered upon the final decision of the arbitration panel in any court having jurisdiction.

16.07 The jointly incurred costs of the arbitration are to be borne equally by both parties. Jointly incurred costs are specifically defined as any costs that are not solely incurred by one of the parties (e.g., attorney's fees, expert witness fees, travel to the hearing site, etc.). Costs incurred solely by one of the parties shall be borne by that party. Once the panel has been selected, the panel shall agree on one billable rate for each of the arbitrators and umpire and that sole cost shall be disclosed to the parties and become payable as a jointly incurred cost as described above.

16.08 If more than one reinsurer is involved in the same dispute, all such reinsurers shall constitute and act as one party for the purposes of this Arbitration Article, provided however, that nothing herein shall impair the rights of such reinsurers to assert several, rather than joint, defenses or claims, nor be construed as changing the liability under the terms of the Agreement from several to joint.

                                   ARTICLE 17

                                     DAC TAX
                          SECTION 1.848-2(g)(8) ELECTION

17.01 If applicable, both parties agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective for all subsequent taxable years for which this Agreement remains in effect.

17.02 The term "party" shall refer to either the Ceding Company or the Reinsurer as appropriate.

17.03 The terms used in this Article are defined by reference to Section 1.848-2 of the Income Tax Regulations in effect December 1992.

17.04 The party with the net positive consideration for this Agreement for each taxable year shall capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986.

17.05 Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

17.06 The Ceding Company shall submit a schedule to the Reinsurer by April 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations shall be accompanied by a statement signed by one of the Ceding Company's officers stating that the Ceding Company shall report such net consideration in its tax return for the preceding calendar year.

17.07 The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company in writing within thirty (30) days of the Reinsurer's receipt of the Ceding Company's calculation. If the Reinsurer does not so notify the Ceding Company, the Reinsurer shall report the net consideration as determined by the Ceding Company in the Reinsurer's tax return for the previous calendar year.

17.08 If the Reinsurer contests the Ceding Company's calculation of the net consideration, both parties shall act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation. If both parties reach agreement on an amount of net consideration, each party shall report such amount in its respective tax returns for the previous calendar year.

                                   ARTICLE 18

                                ENTIRE AGREEMENT

18.01 This Agreement supersedes any and all prior discussions and understandings between the parties and, upon its execution, constitutes the sole and entire Agreement with respect to the reinsurance provided hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to the Agreement shall be null and void unless effected by a writing subscribed by both the Ceding Company and the Reinsurer. Any waiver shall constitute a waiver only in the circumstances for which it was given and shall not be a waiver of any future circumstance.

                                   ARTICLE 19

                                 SERVICE OF SUIT

19.01 It is agreed that in the event the obligations under this Agreement are not performed by the Reinsurer, at the request of the Ceding Company, the Reinsurer shall submit to the jurisdiction of any court of competent jurisdiction within the United States and shall comply with all the requirements necessary to give that court jurisdiction. All matters arising under this Agreement shall be determined in accordance with the law and practice of such court. Nothing in this clause constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. Service of process, in any such suit, may be made upon any then duly elected officer of the Reinsurer (agent for service of process) at 401 North Tryon Street, Suite 800, Charlotte, North Carolina 28202. The Reinsurer shall abide by the final decision of such court or of any appellate court in the event of an appeal, for any suit instituted against the Reinsurer under this Agreement.

19.02 The agent for service of process is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Ceding Company, give a written undertaking to the Ceding Company that the agent will enter a general appearance on behalf of the Reinsurer in the event such a suit is instituted.

19.03 The Reinsurer hereby designates the Superintendent, Commissioner or Director of Insurance or his successor or successors in office, for the State of California, as its true and lawful agent for service of process (in addition to the above named agent), who may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Ceding Company or any beneficiary arising out of this Agreement, and hereby designates the above named as the person to whom the Ceding Company is authorized to mail such process or a true copy thereof.

                                   ARTICLE 20

                               GENERAL PROVISIONS

20.01 INSPECTION OF RECORDS. Either company, their respective employees or authorized representatives, may audit, inspect and examine, during regular business hours, at the home office of either company, any and all books, records, statements, correspondence, reports, trust accounts and their related documents or other documents that relate to the policies covered hereunder. The audited party agrees to provide a reasonable work space for such audit, inspection or examination and to cooperate fully and to faithfully disclose the existence of and produce any and all necessary and reasonable materials requested by such auditors, investigators, or examiners. The company performing a routine audit shall provide fifteen (15) working days advance notice to the other party. The expense of the respective party's empioyee(s) or authorized representative(s) engaged in such activities will be borne solely by such party.

20.02 REPRESENTATIONS AND WARRANTS. The Ceding Company and the Reinsurer agree that all matters with respect to this Agreement require their utmost good faith. Each party represents and warrants to the other party that it is solvent on a statutory basis in all jurisdictions in which it does business or is licensed. Each party agrees to promptly notify the other party of any material change in its financial condition. The Reinsurer has entered into this Agreement in reliance upon the Ceding Company's representations and warranties. Each party affirms that it has and will continue to disclose all matters material to this Agreement and each cession. Examples of such matters are a material change in underwriting or issue practices or philosophy or a change in each party's ownership or control.

20.03 ASSIGNMENT OR TRANSFER. Neither this Agreement nor any reinsurance under this Agreement shall be sold, assigned or transferred by the Ceding Company or the Reinsurer without prior written consent of the other party. Such approval shall not unreasonably be withheld. If it is determined that such sale, assignment or transfer would result in a material adverse economic impact to the other party, and the party so objects, this Agreement shall be terminated with respect to all policies reinsured under this Agreement. The Ceding Company and the Reinsurer agree to mutually calculate a tennination charge that shall be paid by either party upon the transfer.

The provisions of this Section 20.03 are not intended to preclude the Reinsurer from retroceding the reinsurance on an indemnity basis.

20.04 SEVERABILITY. If any term or provision under this Agreement shall be held or made invalid, illegal or unenforceable by a court decision, statute, rule or otherwise, such term or provision shall be amended to the extent necessary to conform with the law and all of the other terms and provisions of this Agreement shall remain in full force and effect. If the term or provision held to be invalid, illegal or unenforceable is also held to be a material part of this Agreement, such that the party in whose favor the material term or provision was stipulated herein would not have entered into this Agreement without such term or provision, then the party in whose favor the material term or provision was stipulated shall have the right, upon such holding, to terminate this Agreement.

20.05 PARTIES TO AGREEMENT. This Agreement is solely between the Ceding Company and the Reinsurer. There is no third party to this Agreement. Reinsurance under this Agreement shall not create any right or legal relationship between the Reinsurer and any other person, for example, any insured, policy owner, agent, beneficiary or assignee. The Ceding Company further agrees that it will not make the Reinsurer a party to any litigation between any such third party and the Ceding Company.

20.06 OFFSET. All monies due either company under this Agreement may be offset against each other, dollar for dollar, regardless of any insolvency of either party unless otherwise prohibited by law. If the Reinsurer advances payment through offset of any claim it is contesting and prevails in the contest, the Ceding Company shall return such payment plus interest calculated as per the provisions of Section 9.01 d) of this Agreement.

20.07 GOVERNING LAW. In the event of litigation, the parties shall submit to the competent jurisdiction of a court in the State of Iowa and shall abide by the final decision of such court. This Agreement shall be governed as to performance, administration and interpretation by the laws of the State of Iowa, exclusive of the rules with respect to conflicts of law. In all cases, the State of Iowa applies with respect to rules for credit for reinsurance.

20.08 EXPENSES. The Ceding Company shall pay the expense of all medical examinations, inspection fees and other charges in connection with the issurance of the insurance.

20.09 ERRORS AND OMISSIONS. Unintentional clerical errors, omissions or misunderstandings in the administration of this Agreement by either the Ceding Company or the Reinsurer shall not invalidate the reinsurance hereunder provided the error, omission or misunderstanding is corrected promptly after discovery. Both companies shall be restored, to the extent possible, to the position they would have occupied had the error, omission or misunderstanding not occurred, but the liability of the Reinsurer under this Agreement shall in no event exceed the limits specified herein.

20.10 SCHEDULES, EXHIBITS AND SECTION HEADINGS. Schedules and Exhibits attached hereto are made a part of this Agreement. Section headings are provided for reference purposes only and are not made a part of this Agreement.

20.11 DEFINITIONS. The definitions that apply in the interpretation of this Agreement are located in Schedule D.

                                   ARTICLE 21

                          COMMENCEMENT AND TERMINATION

21.01 This Agreement shall be effective as of May 1, 2000 and shall remain in force for an indefinite period. Either the Ceding Company or the Reinsurer may terminate the Agreement with respect to new business by giving ninety (90) days' written notice by certified or registered mail to the other party. The day the notice is deposited in the mail addressed to an officer of the other company shall be the first day of the ninety-day period.

21.02 During this ninety-day period, the Reinsurer shall continue to accept and the Ceding Company shall continue to cede any new policies issued prior to the termination of this ninety-day period.

21.03 All reinsurance that has been placed in effect prior to the expiration date set forth in the notice shall remain in effect in accordance with the terms of this Agreement until the reinsured policy's natural expiration or as specified otherwise in this Agreement.

21.04 This Agreement shall automatically terminate on the date the Ceding Company's liability on the last policy reinsured hereunder terminates. The monthly settlement statement described in Section 9.01 b) shall be prepared by the Ceding Company and sent to the Reinsurer within twenty-five (25) days after the date of termination. For purposes of this section, the date of termination shall be defined as the last day of the month in which the last policy terminates. Payment of any and all amounts owed by the Ceding Company to the Reinsurer shall be included with the statement. Payment of any and all amounts owed by the Reinsurer to the Ceding Company shall be made within thirty (30) days after receiving the statement.

21.05 Should this Agreement be terminated in accordance with Section 9.02,
Article 14 or by mutual agreement of the parties, the Ceding Company shall prepare the monthly settlement statement described in Section 9.01 b) for the period beginning with the end of the previous month for which settlement has been made and ending with the effective date of termination or recapture. Settlement shall include a terminal reserve transfer in the amount of the reserve related to the terminated policies released by the Reinsurer, less any due and unpaid premiums on the terminated policies. The Reinsurer shall recover any unamortized acquisition expenses and the estimated present value of future profits under this Agreement. In no event shall the calculation of the terminal reserve transfer result in an amount less than zero. Payment of any amounts due the Reinsurer shall be included with the statement. The Reinsurer shall immediately transfer control of the assets relating to the terminated policies to the Ceding Company without any encumbrance whatsoever and shall pay any amounts due the Ceding Company within thirty (30) days after receiving the terminal settlement statement. If only a portion of the policies reinsured hereunder is recaptured as described in Article 14, the settlement described above shall apply only with respect to those policies recaptured.

21.06 This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Executed in duplicate by                         Executed in duplicate by
CUNA MUTUAL LIFE                                 TRANSAMERICA OCCIDENTAL
INSURANCE COMPANY                                LIFE INSURANCE COMPANY
at Waverly, Iowa                                 at Charlotte, North Carolina,
on   September 21, 2001.                         on   August 29, 2001.
  ---------------                                  ------------
By: /s/ Paul A. Lawin                            By: /s/ Signature
   --------------------------                       ---------------------------
  Title Asst. Vice President                        Vice President

By: /s/ Barbara L. Secor                         By: /s/ Signature
   --------------------------                       ---------------------------
   Title Assistant Secretary                        Vice President & Associate
                                                    General Counsel

                                   SCHEDULE A

                                 SPECIFICATIONS

1. TYPE OF BUSINESS             Individual life insurance issued
                                directly by Ceding Company

2. PLANS OF INSURANCE           MEMBERS Level 10 - $100,000 or greater
                                MEMBERS Level 20 - $100,000 or greater
                                Other Insured Rider - $100,000 or greater

3. BASIS OF REINSURANCE
     Reinsurer's Share          Quota Share 40%
     Ceding Company's Share     Quota Share 20%

4. MAXIMUM ISSUE AGE            80

5. MAXIMUM MORTALITY            Each individual risk must not exceed Table 16,
                                Table P, 500% or its equivalent on a flat extra premium basis.

6. MINIMUM AMOUNTS
     Initial - Automatic        $ 40,000
     Initial - Facultative      $100,000
     Subsequent                 Not applicable

7. YEARS TO RECAPTURE           10 for MEMBERS Level 10
                                20 for MEMBERS Level 20

                                   SCHEDULE B

                                     LIMITS

1.  CEDING COMPANY'S RETENTION:

    Life                Issue Ages     All Ratings
                           0-69        $1,000,000
                           70 +          $500,000

2.  POOL BINDING:

    Life                5 times retention (including Ceding Company's retention)

3.  JUMBO:

    Life                $20,000,000

                                   SCHEDULE C

                                   EXCEPTIONS

There are no exceptions to this Agreement.

                                   SCHEDULE D

                                   DEFINITIONS

1.  AUTOMATIC              Insurance which must be ceded by the Ceding Company
                           in accordance with the terms of the Agreement and must be accepted by the Reinsurer.

2.  FACULTATIVE            Insurance which the Ceding Company has the option to
                           cede and the Reinsurer has the option to accept or decline individual risks.

3.  INITIAL                The smallest amount of reinsurance permitted at the
    MINIMUM AMOUNT         inception of the reinsurance transaction.

4.  LIFE PREMIUMS          Yearly Renewable Term (YRT) - Under the YRT method,
                           the Reinsured transfers to the Reinsurer the mortality risk on either a net amount at risk basis or on an approximation of the net amount at risk basis.

                           Flat Extra - Flat extra ratings usually apply to applicants in hazardous occupations or avocations or with certain physical impairments of a temporary nature.

                           Substandard Table Extra - Substandard table extra ratings usually apply to physically impaired lives.

5.  POOL                   An organization of insurers or reinsurers through
                           which particular types of risks are underwritten with premiums, losses and expenses shared in agreed amounts.

6.  QUOTA SHARE            A form of reinsurance indemnifying the Ceding
                           Company against a fixed percentage of loss on each risk covered in the Agreement.

7.  CEDING COMPANY         A company which transfers all or part of the
                           insurance it has written to another company.

8.  REINSURER              A company which assumes all or part of the insurance
                           written by another company.

9.  RISK                   Insurance on an individual life.

10. SUBSEQUENT             The smallest amount of reinsurance permitted after
    MINIMUM AMOUNT         the inception of the reinsurance transaction.

11. POINT-IN-SCALE         Reinsurance premiums are based on the issue age and
                           duration of the original reinsured policy.

12. NET AMOUNT AT RISK     For term insurance, the full face amount of the term
                           policy.

                                    EXHIBIT I

                                  PREMIUM RATES

1. Reinsurance premiums under this Agreement shall be payable on the annual basis regardless of how the Ceding Company receives premiums from its insured.

2. LIFE - STANDARD & SUBSTANDARD
   TABLE EXTRA PREMIUMS       The reinsurance premiums for the plans listed in
                              Schedule A will be the appropriate rates in this Exhibit, less the allowances stated in Exhibit II.
                              The Other Insured Rider will use the appropriate rates based on duration of the rider.

                              The substandard table extra premium shall be an additional 25% per table rating of the rates set forth in this Exhibit, less the allowances stated in Exhibit II.

FLAT EXTRA PREMIUMS           The flat extra premium shall be the annual flat
                              extra premium which the Ceding Company charges its insured on that amount of the insurance reinsured less the allowances stated in Exhibit
                              II.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 10 2000
                      Guaranteed Level Premiums per $1,000

                         Male, Band 2 : $100,000-$249,999
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.76         0.90          1.16          1.62          2.17
17           0.76         0.90          1.16          1.62          2.17
18           0.76         0.90          1.16          1.62          2.17
19           0.76         0.90          1.16          1.62          2.17

20           0.76         0.90          1.16          1.62          2.17
21           0.74         0.88          1.13          1.58          2.11
22           0.72         0.86          1.10          1.53          2.04
23           0.70         0.83          1.07          1.49          1.98
24           0.69         0.81          1.04          1.44          1.92

25           0.67         0.79          1.01          1.40          1.86
26           0.66         0.78          0.99          1.38          1.84
27           0.65         0.77          0.98          1.37          1.82
28           0.65         0.76          0.98          1.37          1.82
29           0.65         0.76          0.98          1.38          1.83

30           0.65         0.76          0.98          1.40          1.86
31           0.65         0.76          0.99          1.42          1.88
32           0.65         0.77          1.00          1.44          1.91
33           0.66         0.78          1.01          1.47          1.96
34           0.67         0.79          1.04          1.52          2.03

35           0.69         0.82          1.08          1.60          2.14
36           0.72         0.86          1.14          1.71          2.29
37           0.77         0.92          1.22          1.84          2.47
38           0.81         0.98          1.31          2.00          2.68
39           0.87         1.05          1.40          2.17          2.91

40           0.92         1.12          1.50          2.35          3.16
41           0.98         1.19          1.60          2.54          3.41
42           1.04         1.27          1.71          2.74          3.67
43           1.10         1.35          1.82          2.95          3.96
44           1.17         1.44          1.95          3.19          4.27

45           1.25         1.54          2.09          3.44          4.61
46           1.34         1.65          2.25          3.71          4.97
47           1.44         1.77          2.41          3.99          5.36
48           1.55         1.91          2.60          4.30          5.77
49           1.67         2.05          2.80          4.63          6.23

50           1.81         2.22          3.03          5.02          6.75
51           1.97         2.40          3.28          5.44          7.32
52           2.13         2.60          3.55          5.89          7.93
53           2.31         2.82          3.84          6.39          8.59
54           2.51         3.06          4.17          6.94          9.34

55           2.74         3.33          4.55          7.56         10.19
56           2.98         3.62          4.95          8.22         11.11
57           3.24         3.92          5.38          8.91         12.07
58           3.53         4.26          5.85          9.69         13.15
59           3.86         4.65          6.41         10.58         14.40

60           4.27         5.13          7.07         11.66         15.89
61           4.85         5.81          8.02         13.19         18.03
62           5.43         6.49          8.97         14.72         20.16
63           6.01         7.17          9.93         16.25         22.30
64           6.60         7.85         10.88         17.79         24.43

65           7.18         8.53         11.83         19.32         26.57

Note for premium bands:
o  $500,000 bands rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 10 2000
                      Guaranteed Level Premiums per $1,000

                        Male, Band 3 : $250,000-$499,999
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.56         0.70          0.96          1.42          1.97
17           0.56         0.70          0.96          1.42          1.97
18           0.56         0.70          0.96          1.42          1.97
19           0.56         0.70          0.96          1.42          1.97

20           0.56         0.70          0.96          1.42          1.97
21           0.54         0.68          0.93          1.38          1.91
22           0.52         0.66          0.90          1.33          1.84
23           0.50         0.63          0.87          1.29          1.78
24           0.49         0.61          0.84          1.24          1.72

25           0.47         0.59          0.81          1.20          1.66
26           0.46         0.58          0.79          1.18          1.64
27           0.45         0.57          0.78          1.17          1.62
28           0.45         0.56          0.78          1.17          1.62
29           0.45         0.56          0.78          1.18          1.63

30           0.45         0.56          0.78          1.20          1.66
31           0.45         0.56          0.79          1.22          1.68
32           0.45         0.57          0.80          1.24          1.71
33           0.46         0.58          0.81          1.27          1.76
34           0.47         0.59          0.84          1.32          1.83

35           0.49         0.62          0.88          1.40          1.94
36           0.52         0.66          0.94          1.51          2.09
37           0.57         0.72          1.02          1.64          2.27
38           0.61         0.78          1.11          1.80          2.48
39           0.67         0.85          1.20          1.97          2.71

40           0.72         0.92          1.30          2.15          2.96
41           0.78         0.99          1.40          2.34          3.21
42           0.84         1.07          1.51          2.54          3.47
43           0.90         1.15          1.62          2.75          3.76
44           0.97         1.24          1.75          2.99          4.07

45           1.05         1.34          1.89          3.24          4.41
46           1.14         1.45          2.05          3.51          4.77
47           1.24         1.57          2.21          3.79          5.16
48           1.35         1.71          2.40          4.10          5.57
49           1.47         1.85          2.60          4.43          6.03

50           1.61         2.02          2.83          4.82          6.55
51           1.77         2.20          3.08          5.24          7.12
52           1.93         2.40          3.35          5.69          7.73
53           2.11         2.62          3.64          6.19          8.39
54           2.31         2.86          3.97          3.74          9.14

55           2.54         3.13          4.35          7.36          9.99
56           2.78         3.42          4.75          8.02         10.91
57           3.04         3.72          5.18          8.71         11.87
58           3.33         4.06          5.65          9.49         12.95
59           3.66         4.45          6.21         10.38         14.20

60           4.07         4.93          6.87         11.46         15.69
61           4.65         5.61          7.82         12.99         17.83
62           5.23         6.29          8.77         14.52         19.96
63           5.81         6.97          9.73         16.05         22.10
64           6.40         7.65         10.68         17.59         24.23

65           6.98         8.33         11.63         19.12         26.37

Note for premium bands:
o  $500,000 bands rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 10 2000
                      Guaranteed Level Premiums per $1,000

                            Male, Band 4 : $500,000+
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.46         0.60          0.86          1.32          1.87
17           0.46         0.60          0.86          1.32          1.87
18           0.46         0.60          0.86          1.32          1.87
19           0.46         0.60          0.86          1.32          1.87

20           0.46         0.60          0.86          1.32          1.87
21           0.44         0.58          0.83          1.28          1.81
22           0.42         0.56          0.80          1.23          1.74
23           0.40         0.53          0.77          1.19          1.68
24           0.39         0.51          0.74          1.14          1.62

25           0.37         0.49          0.71          1.10          1.56
26           0.36         0.48          0.69          1.08          1.54
27           0.35         0.47          0.68          1.07          1.52
28           0.35         0.46          0.68          1.07          1.52
29           0.35         0.46          0.68          1.08          1.53

30           0.35         0.46          0.68          1.10          1.56
31           0.35         0.46          0.69          1.12          1.58
32           0.35         0.47          0.70          1.14          1.61
33           0.36         0.48          0.71          1.17          1.66
34           0.37         0.49          0.74          1.22          1.73

35           0.39         0.52          0.78          1.30          1.84
36           0.42         0.56          0.84          1.41          1.99
37           0.47         0.62          0.92          1.54          2.17
38           0.51         0.68          1.01          1.70          2.38
39           0.57         0.75          1.10          1.87          2.61

40           0.62         0.82          1.20          2.05          2.86
41           0.68         0.89          1.30          2.28          3.11
42           0.74         0.97          1.41          2.44          3.37
43           0.80         1.05          1.52          2.65          3.66
44           0.87         1.14          1.65          2.89          3.97

45           0.95         1.24          1.79          3.14          4.31
46           1.04         1.35          1.95          3.41          4.67
47           1.14         1.47          2.11          3.69          5.06
48           1.25         1.61          2.30          4.00          5.47
49           1.37         1.75          2.50          4.33          5.93

50           1.51         1.92          2.73          4.72          6.45
51           1.67         2.10          2.98          5.14          7.02
52           1.83         2.30          3.25          5.59          7.63
53           2.01         2.52          3.54          6.09          8.29
54           2.21         2.76          3.87          6.64          9.04

55           2.44         3.03          4.25          7.26          9.89
56           2.68         3.32          4.65          7.92         10.81
57           2.94         3.62          5.08          8.61         11.77
58           3.23         3.96          5.55          9.39         12.85
59           3.56         4.35          6.11         10.28         14.10

60           3.97         4.83          6.77         11.36         15.59
61           4.55         5.51          7.72         12.89         17.73
62           5.13         6.19          8.67         14.42         19.86
63           5.71         6.87          9.63         15.95         22.00
64           6.30         7.55         10.58         17.49         24.13

65           6.88         8.23         11.53         19.02         26.27

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 10 2000
                      Guaranteed Level Premiums per $1,000

                       Female, Band 2 : $100,000-$249,999
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.54         0.64          0.81          1.06          1.41
17           0.54         0.64          0.81          1.06          1.41
18           0.54         0.64          0.81          1.06          1.41
19           0.54         0.64          0.81          1.06          1.41

20           0.54         0.64          0.81          1.06          1.41
21           0.55         0.66          0.82          1.08          1.44
22           0.55         0.67          0.84          1.10          1.47
23           0.56         0.68          0.85          1.13          1.50
24           0.57         0.69          0.87          1.15          1.53

25           0.58         0.70          0.88          1.17          1.56
26           0.59         0.71          0.89          1.19          1.59
27           0.59         0.71          0.90          1.21          1.61
28           0.60         0.72          0.90          1.23          1.64
29           0.60         0.72          0.91          1.25          1.67

30           0.61         0.72          0.91          1.27          1.69
31           0.61         0.72          0.91          1.27          1.70
32           0.60         0.71          0.90          1.27          1.69
33           0.60         0.71          0.90          1.27          1.69
34           0.61         0.71          0.90          1.29          1.72

35           0.62         0.72          0.92          1.34          1.78
36           0.65         0.75          0.97          1.42          1.89
37           0.69         0.80          1.03          1.54          2.04
38           0.73         0.85          1.10          1.67          2.22
39           0.78         0.90          1.18          1.81          2.40

40           0.82         0.95          1.25          1.94          2.57
41           0.86         1.00          1.32          2.07          2.73
42           0.90         1.04          1.38          2.19          2.89
43           0.94         1.09          1.45          2.32          3.06
44           0.99         1.14          1.52          2.47          3.24

45           1.04         1.20          1.61          2.62          3.44
46           1.10         1.27          1.71          2.79          3.66
47           1.16         1.35          1.81          2.96          3.90
48           1.23         1.43          1.93          3.15          4.15
49           1.31         1.53          2.06          3.35          4.42

50           1.39         1.63          2.19          3.57          4.72
51           1.48         1.73          2.33          3.80          5.03
52           1.56         1.84          2.48          4.04          5.34
53           1.66         1.95          2.64          4.30          5.68
54           1.77         2.09          2.82          4.59          6.08

55           1.90         2.24          3.03          4.93          6.54
56           2.05         2.41          3.27          5.32          7.07
57           2.22         2.60          3.54          5.74          7.66
58           2.40         2.81          3.84          6.21          8.30
59           2.60         3.04          4.16          6.73          9.01`

60           2.83         3.30          4.52          7.29          9.78
61           3.11         3.62          4.97          8.00         10.76
62           3.40         3.94          5.42          8.71         11.74
63           3.68         4.26          5.87          9.42         12.72
64           3.97         4.58          6.32         10.13         13.70

65           4.25         4.90          6.77         10.84         14.68

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 10 2000
                      Guaranteed Level Premiums per $1,000

                       Female, Band 3 : $250,000-$499,9999
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.34         0.44          0.61          0.86          1.21
17           0.34         0.44          0.61          0.86          1.21
18           0.34         0.44          0.61          0.86          1.21
19           0.34         0.44          0.61          0.86          1.21

20           0.34         0.44          0.61          0.86          1.21
21           0.35         0.46          0.62          0.88          1.24
22           0.35         0.47          0.64          0.90          1.27
23           0.36         0.48          0.65          0.93          1.30
24           0.37         0.49          0.67          0.95          1.33

25           0.38         0.50          0.68          0.97          1.36
26           0.39         0.51          0.69          0.99          1.39
27           0.39         0.51          0.70          1.01          1.41
28           0.40         0.52          0.70          1.03          1.44
29           0.40         0.52          0.71          1.05          1.47

30           0.41         0.52          0.71          1.07          1.49
31           0.41         0.52          0.71          1.07          1.50
32           0.40         0.51          0.70          1.07          1.49
33           0.40         0.51          0.70          1.07          1.49
34           0.41         0.51          0.70          1.09          1.52

35           0.42         0.52          0.72          1.14          1.58
36           0.45         0.55          0.77          1.22          1.69
37           0.49         0.60          0.83          1.34          1.84
38           0.53         0.65          0.90          1.47          2.02
39           0.58         0.70          0.98          1.61          2.20

40           0.62         0.75          1.05          1.74          2.37
41           0.66         0.80          1.12          1.87          2.53
42           0.70         0.84          1.18          1.99          2.69
43           0.74         0.89          1.25          2.12          2.86
44           0.79         0.94          1.32          2.27          3.04

45           0.84         1.00          1.41          2.42          3.24
46           0.90         1.07          1.51          2.59          3.46
47           0.96         1.15          1.61          2.76          3.70
48           1.03         1.23          1.73          2.95          3.95
49           1.11         1.33          1.86          3.15          4.22

50           1.19         1.43          1.99          3.37          4.52
51           1.28         1.53          2.13          3.60          4.83
52           1.36         1.64          2.28          3.84          5.14
53           1.46         1.75          2.44          4.10          5.48
54           1.57         1.89          2.62          4.39          5.88

55           1.70         2.04          2.83          4.73          6.34
56           1.85         2.21          3.07          5.12          6.87
57           2.02         2.40          3.34          5.54          7.46
58           2.20         2.61          3.64          6.01          8.10
59           2.40         2.84          3.96          6.53          8.81

60           2.63         3.10          4.32          7.09          9.58
61           2.91         3.42          4.77          7.80         10.56
62           3.20         3.74          5.22          8.51         11.54
63           3.48         4.06          5.67          9.22         12.52
64           3.77         4.38          6.12          9.93         13.50

65           4.05         4.70          6.57         10.64         14.48

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 10 2000
                      Guaranteed Level Premiums per $1,000

                           Female, Band 4 : $500,000+
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.24         0.34          0.51          0.76          1.11
17           0.24         0.34          0.51          0.76          1.11
18           0.24         0.34          0.51          0.76          1.11
19           0.24         0.34          0.51          0.76          1.11

20           0.24         0.34          0.51          0.76          1.11
21           0.25         0.36          0.52          0.78          1.14
22           0.25         0.37          0.54          0.80          1.17
23           0.26         0.38          0.55          0.83          1.20
24           0.27         0.39          0.57          0.85          1.23

25           0.28         0.40          0.58          0.87          1.26
26           0.29         0.41          0.59          0.89          1.29
27           0.29         0.41          0.60          0.91          1.31
28           0.30         0.42          0.60          0.93          1.34
29           0.30         0.42          0.61          0.95          1.37

30           0.31         0.42          0.61          0.97          1.39
31           0.31         0.42          0.61          0.97          1.40
32           0.30         0.41          0.60          0.97          1.39
33           0.30         0.41          0.60          0.97          1.39
34           0.31         0.41          0.60          0.99          1.42

35           0.32         0.42          0.62          1.04          1.48
36           0.35         0.45          0.67          1.12          1.59
37           0.39         0.50          0.73          1.24          1.74
38           0.43         0.55          0.80          1.37          1.92
39           0.48         0.60          0.88          1.51          2.10

40           0.52         0.65          0.95          1.64          2.27
41           0.56         0.70          1.02          1.77          2.43
42           0.60         0.74          1.08          1.89          2.59
43           0.64         0.79          1.15          2.02          2.76
44           0.69         0.84          1.22          2.17          2.94

45           0.74         0.90          1.31          2.32          3.14
46           0.80         0.97          1.41          2.49          3.36
47           0.86         1.05          1.51          2.66          3.60
48           0.93         1.13          1.63          2.85          3.85
49           1.01         1.23          1.76          3.05          4.12

50           1.09         1.33          1.89          3.27          4.42
51           1.18         1.43          2.03          3.50          4.73
52           1.26         1.54          2.18          3.74          5.04
53           1.36         1.65          2.34          4.00          5.38
54           1.47         1.79          2.52          4.29          5.78

55           1.60         1.94          2.73          4.63          6.24
56           1.75         2.11          2.97          5.02          6.77
57           1.92         2.30          3.24          5.44          7.36
58           2.10         2.51          3.54          5.91          8.00
59           2.30         2.74          3.86          6.43          8.71

60           2.53         3.00          4.22          6.99          9.48
61           2.81         3.32          4.67          7.70         10.46
62           3.10         3.64          5.12          8.41         11.44
63           3.38         3.96          5.57          9.12         12.42
64           3.67         4.28          6.02          9.83         13.40

65           3.95         4.60          6.47         10.54         14.38

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 20 2000
                      Guaranteed Level Premiums per $1,000

                         Male, Band 2: $100,000-$249,999
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.81         0.95          1.24          1.62          2.05
17           0.81         0.95          1.24          1.62          2.05
18           0.81         0.95          1.24          1.62          2.05
19           0.81         0.95          1.24          1.62          2.05

20           0.81         0.95          1.24          1.62          2.05
21           0.82         0.96          1.25          1.65          2.09
22           0.84         0.98          1.27          1.67          2.12
23           0.85         0.99          1.28          1.70          2.15
24           0.86         1.01          1.30          1.72          2.19

25           0.87         1.02          1.31          1.75          2.22
26           0.88         1.04          1.33          1.79          2.28
27           0.90         1.06          1.36          1.84          2.34
28           0.92         1.08          1.39          1.89          2.41
29           0.93         1.10          1.42          1.95          2.49

30           0.95         1.12          1.45          2.00          2.57
31           0.96         1.14          1.48          2.05          2.63
32           0.96         1.15          1.50          2.09          2.69
33           0.97         1.16          1.53          2.13          2.76
34           0.99         1.19          1.58          2.21          2.86

35           1.03         1.24          1.65          2.33          3.02
36           1.10         1.32          1.75          2.50          3.24
37           1.18         1.42          1.88          2.72          3.52
38           1.28         1.53          2.03          2.97          3.83
39           1.38         1.65          2.19          3.24          4.17

40           1.50         1.79          2.35          3.53          4.53
41           1.61         1.92          2.52          3.82          4.90
42           1.74         2.05          2.68          4.14          5.29
43           1.87         2.20          2.86          4.49          5.70
44           2.02         2.37          3.07          4.86          6.16

45           2.19         2.57          3.32          5.27          6.68
46           2.38         2.79          3.60          5.71          7.24
47           2.59         3.03          3.91          6.18          7.85
48           2.82         3.30          4.25          6.68          8.51
49           3.07         3.60          4.63          7.24          9.22

50           3.36         3.93          5.06          7.85         10.01
51           3.74         4.36          5.60          8.62         11.00
52           4.11         4.80          6.15          9.39         11.99
53           4.49         5.23          6.70         10.16         12.97
54           4.86         5.67          7.24         10.93         13.96

55           5.24         6.10          7.79         11.70         14.95

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 20 2000
                      Guaranteed Level Premiums per $1,000

                         Male, Band 3: $250,000-$499,999
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.61         0.75          1.04          1.42          1.85
17           0.61         0.75          1.04          1.42          1.85
18           0.61         0.75          1.04          1.42          1.85
19           0.61         0.75          1.04          1.42          1.85

20           0.61         0.75          1.04          1.42          1.85
21           0.62         0.76          1.05          1.45          1.89
22           0.64         0.78          1.07          1.47          1.92
23           0.65         0.79          1.08          1.50          1.95
24           0.66         0.81          1.10          1.52          1.99

25           0.67         0.82          1.11          1.55          2.02
26           0.68         0.84          1.13          1.59          2.08
27           0.70         0.86          1.16          1.64          2.14
28           0.72         0.88          1.19          1.69          2.21
29           0.73         0.90          1.22          1.75          2.29

30           0.75         0.92          1.25          1.80          2.37
31           0.76         0.94          1.28          1.85          2.43
32           0.76         0.95          1.30          1.89          2.49
33           0.77         0.96          1.33          1.93          2.56
34           0.79         0.99          1.38          2.01          2.66

35           0.83         1.04          1.45          2.13          2.82
36           0.90         1.12          1.55          2.30          3.04
37           0.98         1.22          1.68          2.52          3.32
38           1.08         1.33          1.83          2.77          3.63
39           1.18         1.45          1.99          3.04          3.97

40           1.30         1.59          2.15          3.32          4.33
41           1.41         1.72          2.32          3.62          4.70
42           1.54         1.85          2.48          3.94          5.09
43           1.67         2.00          2.66          4.29          5.50
44           1.82         2.17          2.87          4.66          5.96

45           1.99         2.37          3.12          5.07          6.48
46           2.18         2.59          3.40          5.51          7.04
47           2.39         2.83          3.71          5.98          7.65
48           2.62         3.10          4.05          6.48          8.31
49           2.87         3.40          4.43          7.04          9.02

50           3.16         3.73          4.86          7.65          9.81
51           3.54         4.16          5.40          8.42         10.80
52           3.91         4.60          5.95          9.19         11.79
53           4.29         5.03          6.50          9.96         12.77
54           4.66         5.47          7.04         10.73         13.76

55           5.04         5.90          7.59         11.50         14.75

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 20 2000
                      Guaranteed Level Premiums per $1,000

                             Male, Band 4: $500,000+
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.51         0.65          0.94          1.32          1.75
17           0.51         0.65          0.94          1.32          1.75
18           0.51         0.65          0.94          1.32          1.75
19           0.51         0.65          0.94          1.32          1.75

20           0.51         0.65          0.94          1.32          1.75
21           0.52         0.66          0.95          1.35          1.79
22           0.54         0.68          0.97          1.37          1.82
23           0.55         0.69          0.98          1.40          1.85
24           0.56         0.71          1.00          1.42          1.89

25           0.57         0.72          1.01          1.45          1.92
26           0.58         0.74          1.03          1.49          1.98
27           0.60         0.76          1.06          1.54          2.04
28           0.62         0.78          1.09          1.59          2.11
29           0.63         0.80          1.12          1.65          2.19

30           0.65         0.82          1.15          1.70          2.27
31           0.66         0.84          1.18          1.75          2.33
32           0.66         0.85          1.20          1.79          2.39
33           0.67         0.86          1.23          1.83          2.46
34           0.69         0.89          1.28          1.91          2.56

35           0.73         0.94          1.35          2.03          2.72
36           0.80         1.02          1.45          2.20          2.94
37           0.88         1.12          1.58          2.42          3.22
38           0.98         1.23          1.73          2.67          3.53
39           1.08         1.35          1.89          2.94          3.87

40           1.20         1.49          2.05          3.22          4.23
41           1.31         1.62          2.22          3.52          4.60
42           1.44         1.75          2.38          3.84          4.99
43           1.57         1.90          2.56          4.19          5.40
44           1.72         2.07          2.77          4.56          5.86

45           1.89         2.27          3.02          4.97          6.38
46           2.08         2.49          3.30          5.41          6.94
47           2.29         2.73          3.61          5.88          7.55
48           2.52         3.00          3.95          6.38          8.21
49           2.77         3.30          4.33          6.94          8.92

50           3.06         3.63          4.76          7.55          9.71
51           3.44         4.06          5.30          8.32         10.70
52           3.81         4.50          5.85          9.09         11.69
53           4.19         4.93          6.40          9.86         12.67
54           4.56         5.37          6.94         10.63         13.66

55           4.94         5.80          7.49         11.40         14.65

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 20 2000
                      Guaranteed Level Premiums per $1,000

                        Female, Band 2: $100,000-$249,999
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16           0.60         0.69          0.93          1.09          1.38
17           0.60         0.69          0.93          1.09          1.38
18           0.60         0.69          0.93          1.09          1.38
19           0.60         0.69          0.93          1.09          1.38

20           0.60         0.69          0.93          1.09          1.38
21           0.63         0.73          0.98          1.16          1.47
22           0.67         0.77          1.03          1.23          1.56
23           0.70         0.80          1.08          1.30          1.65
24           0.73         0.84          1.14          1.37          1.74

25           0.76         0.88          1.19          1.44          1.83
26           0.79         0.91          1.23          1.50          1.91
27           0.81         0.94          1.26          1.56          1.99
28           0.83         0.96          1.29          1.61          2.06
29           0.85         0.98          1.31          1.67          2.13

30           0.86         1.00          1.33          1.71          2.19
31           0.87         1.01          1.33          1.74          2.23
32           0.87         1.01          1.32          1.75          2.25
33           0.88         1.01          1.31          1.77          2.27
34           0.89         1.01          1.31          1.80          2.32

35           0.91         1.04          1.34          1.87          2.41
36           0.95         1.09          1.40          1.98          2.56
37           1.01         1.15          1.49          2.12          2.74
38           1.07         1.23          1.60          2.28          2.95
39           1.14         1.31          1.71          2.45          3.18

40           1.20         1.39          1.82          2.63          3.41
41           1.27         1.46          1.93          2.80          3.63
42           1.33         1.54          2.04          2.98          3.87
43           1.39         1.62          2.15          3.16          4.11
44           1.47         1.71          2.28          3.37          4.38

45           1.57         1.82          2.43          3.60          4.68
46           1.69         1.95          2.60          3.85          5.00
47           1.82         2.09          2.79          4.12          5.34
48           1.96         2.25          2.99          4.42          5.71
49           2.12         2.43          3.22          4.74          6.11

50           2.31         2.63          3.48          5.11          6.56
51           2.55         2.90          3.81          5.57          7.12
52           2.79         3.16          4.13          6.04          7.69
53           3.03         3.42          4.46          6.50          8.26
54           3.27         3.68          4.79          6.97          8.82

55           3.51         3.94          5.12          7.43          9.39

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 20 2000
                      Guaranteed Level Premiums per $1,000

                        Female, Band 3: $250,000-$499,999
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16          0.40          0.49          0.73          0.89          1.18
17          0.40          0.49          0.73          0.89          1.18
18          0.40          0.49          0.73          0.89          1.18
19          0.40          0.49          0.73          0.89          1.18

20          0.40          0.49          0.73          0.89          1.18
21          0.43          0.53          0.78          0.96          1.27
22          0.47          0.57          0.83          1.03          1.36
23          0.50          0.60          0.88          1.10          1.45
24          0.53          0.64          0.94          1.17          1.54

25          0.56          0.68          0.99          1.24          1.63
26          0.59          0.71          1.03          1.30          1.71
27          0.61          0.74          1.06          1.36          1.79
28          0.63          0.76          1.09          1.41          1.86
29          0.65          0.78          1.11          1.47          1.93

30          0.66          0.80          1.13          1.51          1.99
31          0.67          0.81          1.13          1.54          2.03
32          0.67          0.81          1.12          1.55          2.05
33          0.68          0.81          1.11          1.57          2.07
34          0.69          0.81          1.11          1.60          2.12

35          0.71          0.84          1.14          1.67          2.21
36          0.75          0.89          1.20          1.78          2.36
37          0.81          0.95          1.29          1.92          2.54
38          0.87          1.03          1.40          2.08          2.75
39          0.94          1.11          1.51          2.25          2.98

40          1.00          1.19          1.62          2.43          3.21
41          1.07          1.26          1.73          2.60          3.43
42          1.13          1.34          1.84          2.78          3.67
43          1.19          1.42          1.95          2.96          3.91
44          1.27          1.51          2.08          3.17          4.18

45          1.37          1.62          2.23          3.40          4.48
46          1.49          1.75          2.40          3.65          4.80
47          1.62          1.89          2.59          3.92          5.14
48          1.76          2.05          2.79          4.22          5.51
49          1.92          2.23          3.02          4.54          5.91

50          2.11          2.43          3.28          4.91          6.36
51          2.35          2.70          3.61          5.37          6.92
52          2.59          2.96          3.93          5.84          7.49
53          2.83          3.22          4.26          6.30          8.06
54          3.07          3.48          4.59          6.77          8.62

55          3.31          3.74          4.92          7.23          9.19

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                             MEMBERS Level - 20 2000
                      Guaranteed Level Premiums per $1,000

                            Female, Band 4 : $500,000+
                               Add $50 Policy Fee

                       Non-Tobacco                         Tobacco
Iss         ================================         ===================
Age         Pref+         Pref           Std          Pref           Std
===         =====         ====         =====         =====         =====
 0
 1
 2
 3
 4

 5
 6
 7
 8
 9

10
11
12
13
14

15
16          0.30          0.39          0.63          0.79          1.08
17          0.30          0.39          0.63          0.79          1.08
18          0.30          0.39          0.63          0.79          1.08
19          0.30          0.39          0.63          0.79          1.08

20          0.30          0.39          0.63          0.79          1.08
21          0.33          0.43          0.68          0.86          1.17
22          0.37          0.47          0.73          0.93          1.26
23          0.40          0.50          0.78          1.00          1.35
24          0.43          0.54          0.84          1.07          1.44

25          0.46          0.58          0.89          1.14          1.53
26          0.49          0.61          0.93          1.20          1.61
27          0.51          0.64          0.96          1.26          1.69
28          0.53          0.66          0.99          1.31          1.76
29          0.55          0.68          1.01          1.37          1.83

30          0.56          0.70          1.03          1.41          1.89
31          0.57          0.71          1.03          1.44          1.93
32          0.57          0.71          1.02          1.45          1.95
33          0.58          0.71          1.01          1.47          1.97
34          0.59          0.71          1.01          1.50          2.02

35          0.61          0.74          1.04          1.57          2.11
36          0.65          0.79          1.10          1.68          2.26
37          0.71          0.85          1.19          1.82          2.44
38          0.77          0.93          1.30          1.98          2.65
39          0.84          1.01          1.41          2.15          2.88

40          0.90          1.09          1.52          2.33          3.11
41          0.97          1.16          1.63          2.50          3.33
42          1.03          1.24          1.74          2.68          3.57
43          1.09          1.32          1.85          2.86          3.81
44          1.17          1.41          1.98          3.07          4.08

45          1.27          1.52          2.13          3.30          4.38
46          1.39          1.65          2.30          3.55          4.70
47          1.52          1.79          2.49          3.82          5.04
48          1.66          1.95          2.69          4.12          5.41
49          1.82          2.13          2.92          4.44          5.81

50          2.01          2.33          3.18          4.81          6.26
51          2.25          2.60          3.51          5.27          6.82
52          2.49          2.86          3.83          5.74          7.39
53          2.73          3.12          4.16          6.20          7.96
54          2.97          3.38          4.49          6.67          8.52

55          3.21          3.64          4.82          7.13          9.09

Note for premium bands:
o  $500,000 band rates are $250,000 rates minus $0.10
o  $100,000 band rates are $250,000 rates plus $0.20
o $ 50,000 band rates equal $100,000 band, but are only available in 'Standard' classes.

                       CUNA Mutual Life Insurance Company
                 MEMBERS Level-10 2000 and MEMBERS Level-20 2000
                     Annually Increasing Premiums per $1,000
                            For Durations 11+ or 21+
                                    All Bands
                 Standard, Preferred, and Preferred Plus Classes

            Male             Female                    Male               Female
Att   ===============    ==============    Att   ================   ================
Age    Nontob     Tob     NonTob    Tob    Age    NonTob    Tob      Nontob     Tob
===   =======     ===    =======   ====   ====   =======   ======   =======   ======
10     1.15               1.00             50       6.16    12.00      5.21     8.12
11     1.15               1.00             51       6.72    13.12      5.60     8.71
12     1.15               1.00             52       7.37    14.38      6.06     9.38
13     1.28               1.00             53       8.11    15.80      6.56    10.13
14     1.49               1.00             54       8.94    17.36      7.08    10.88

15     1.70               1.04             55       9.86    19.03      7.63    11.66
16     1.91               1.10             56      10.87    20.80      8.18    12.43
17     2.06               1.15             57      11.94    22.66      8.72    13.15
18     2.18               1.20             58      13.13    24.61      9.26    13.86
19     2.26               1.24             59      14.46    26.71      9.88    14.62

20     2.02               1.21             60      15.95    29.05     10.60    15.52
21     1.99               1.24             61      17.60    31.69     11.48    16.64
22     1.96               1.25             62      19.51    34.67     12.59    18.10
23     1.91               1.27             63      21.67    37.99     13.94    19.86
24     1.86               1.30             64      24.07    41.63     15.47    21.83

25     1.80               1.32             65      26.70    45.48     17.11    23.90
26     1.76       2.48    1.36     1.63    66      29.54    49.51     18.82    26.02
27     1.74       2.46    1.38     1.68    67      32.59    53.69     20.56    28.06
28     1.73       2.46    1.42     1.74    68      35.90    58.07     22.36    30.23
29     1.73       2.50    1.46     1.81    69      39.58    62.82     24.36    32.47

30     1.74       2.56    1.50     1.90    70      43.73    68.06     26.71    35.02
31     1.78       2.64    1.55     1.97    71      48.47    73.96     29.58    38.38
32     1.82       2.75    1.60     2.05    72      53.94    80.62     33.10    42.49
33     1.90       2.89    1.66     2.16    73      60.13    88.00     37.31    47.39
34     1.98       3.06    1.73     2.28    74      66.94    96.08     42.16    52.97

35     2.08       3.26    1.81     2.41    75      74.21   104.72     47.57    59.06
36     2.18       3.50    1.93     2.62    76      81.89   113.56     53.42    65.54
37     2.33       3.80    2.08     2.86    77      89.92   122.42     59.70    72.31
38     2.48       4.14    2.23     3.13    78      98.34   131.39     66.49    79.46
39     2.65       4.52    2.40     3.43    79     107.42   140.76     74.02    87.25

40     2.86       4.97    2.60     3.79    80     117.46   150.85     82.57    95.98
41     3.07       5.45    2.82     4.18    81     128.70   161.95     92.41   105.88
42     3.30       5.98    3.04     4.56    82     141.38   174.25    103.75   117.13
43     3.55       6.55    3.25     4.94    83     155.45   187.55    116.54   130.13
44     3.83       7.19    3.47     5.33    84     170.62   201.40    130.64   144.22

45     4.14       7.86    3.71     5.74    85     186.54   215.33    145.90   159.18
46     4.48       8.56    3.96     6.16    86     203.02   229.01    162.19   174.90
47     4.84       9.31    4.24     6.59    87     219.79   243.05    179.51   191.22
48     5.23      10.13    4.52     7.06    88     236.80   257.68    197.86   208.22
49     5.66      11.02    4.85     7.57    89     254.27   272.22    217.38   225.90

                                   EXHIBIT II

                               EXPENSE ALLOWANCES

1. LIFE - STANDARD AND SUBSTANDARD

                  First Year              Renewal Years
Plan              All Classes   P+NS   PNS     SNS    PSM    SSM
----              -----------   ----   ---     ---    ---    ---
MEMBERS Level 10   100%          22%   19%     12%    20%    23%
MEMBERS Level 20   100%          17%   17%     15%    15%    20%

2. FLAT EXTRA

Terms of Your                First        Renewal
Flat Extra Premium           Year         Years
More than 5 years            85%           15%
5 years or less              15%           15%

                                   EXHIBIT III

                                    YRT RATES

                            YRT RATES FOR CONVERSIONS
                          Male ALB Preferred Nonsmoker

                                                            Duration
Issue Age        1      2      3       4       5      6      7      8      9     10     11     12     13     14     15      16
        0     0.58   0.36   0.24    0.22    0.19   0.17   0.16   0.15   0.14   0.14   0.15   0.17   0.20   0.24   0.34    0.44
        1     0.24   0.22   0.20    0.17    0.14   0.12   0.12   0.12   0.13   0.15   0.17   0.20   0.24   0.34   0.42    0.56
        2     0.18   0.18   0.16    0.14    0.12   0.12   0.12   0.13   0.15   0.17   0.20   0.24   0.32   0.42   0.54    0.61
        3     0.17   0.15   0.13    0.12    0.12   0.11   0.13   0.15   0.17   0.20   0.24   0.32   0.38   0.54   0.61    0.66
        4     0.15   0.12   0.12    0.12    0.11   0.13   0.15   0.17   0.20   0.23   0.32   0.38   0.49   0.58   0.66    0.70
        5     0.12   0.12   0.12    0.11    0.13   0.15   0.17   0.20   0.22   0.32   0.38   0.49   0.56   0.61   0.69    0.72
        6     0.11   0.11   0.11    0.13    0.15   0.17   0.20   0.22   0.30   0.38   0.49   0.56   0.60   0.63   0.71    0.73
        7     0.10   0.11   0.13    0.15    0.17   0.20   0.22   0.30   0.37   0.47   0.56   0.60   0.62   0.64   0.72    0.73
        8     0.10   0.11   0.14    0.17    0.19   0.22   0.30   0.37   0.47   0.55   0.60   0.62   0.64   0.67   0.71    0.72
        9     0.10   0.12   0.16    0.19    0.22   0.30   0.37   0.47   0.55   0.59   0.62   0.64   0.67   0.69   0.70    0.71
       10     0.11   0.14   0.18    0.22    0.30   0.37   0.47   0.55   0.59   0.62   0.64   0.67   0.69   0.69   0.68    0.69
       11     0.14   0.17   0.21    0.30    0.37   0.47   0.55   0.59   0.62   0.64   0.67   0.69   0.69   0.67   0.65    0.66
       12     0.16   0.21   0.30    0.37    0.47   0.55   0.59   0.62   0.63   0.67   0.69   0.69   0.67   0.64   0.62    0.63
       13     0.20   0.30   0.37    0.47    0.53   0.58   0.61   0.63   0.63   0.66   0.67   0.67   0.64   0.61   0.60    0.62
       14     0.29   0.37   0.47    0.53    0.56   0.60   0.62   0.63   0.62   0.63   0.63   0.63   0.61   0.59   0.59    0.60
       15     0.37   0.47   0.53    0.56    0.59   0.61   0.62   0.62   0.61   0.61   0.60   0.60   0.58   0.58   0.58    0.59
       16     0.47   0.53   0.56    0.59    0.61   0.61   0.61   0.60   0.59   0.58   0.57   0.57   0.56   0.57   0.57    0.58
       17     0.53   0.56   0.59    0.61    0.60   0.59   0.59   0.58   0.56   0.55   0.54   0.55   0.54   0.55   0.57    0.58
       18     0.53   0.55   0.57    0.58    0.57   0.56   0.56   0.54   0.53   0.51   0.51   0.53   0.52   0.54   0.57    0.59
       19     0.50   0.53   0.53    0.54    0.53   0.52   0.51   0.50   0.49   0.49   0.50   0.50   0.51   0.54   0.57    0.60
       20     0.47   0.49   0.49    0.49    0.49   0.48   0.47   0.46   0.47   0.47   0.48   0.49   0.51   0.54   0.58    0.62
       21     0.43   0.44   0.44    0.45    0.45   0.44   0.43   0.45   0.45   0.45   0.47   0.49   0.50   0.55   0.60    0.65
       22     0.38   0.39   0.39    0.40    0.40   0.40   0.40   0.41   0.42   0.44   0.47   0.49   0.51   0.56   0.62    0.69
       23     0.38   0.38   0.38    0.39    0.40   0.40   0.40   0.41   0.43   0.45   0.48   0.51   0.54   0.59   0.66    0.73
       24     0.38   0.38   0.38    0.38    0.40   0.40   0.41   0.42   0.44   0.47   0.50   0.54   0.57   0.63   0.71    0.79
       25     0.37   0.37   0.37    0.38    0.39   0.40   0.42   0.43   0.45   0.49   0.53   0.57   0.61   0.69   0.76    0.85
       26     0.36   0.36   0.37    0.38    0.39   0.41   0.43   0.44   0.48   0.52   0.56   0.60   0.67   0.75   0.83    0.93
       27     0.35   0.35   0.37    0.38    0.40   0.42   0.44   0.47   0.50   0.56   0.60   0.66   0.73   0.82   0.91    1.02
       28     0.34   0.35   0.37    0.40    0.42   0.44   0.47   0.50   0.55   0.60   0.66   0.72   0.80   0.90   1.01    1.14
       29     0.34   0.35   0.39    0.42    0.44   0.47   0.50   0.55   0.60   0.66   0.72   0.79   0.88   1.01   1.13    1.27
       30     0.33   0.35   0.41    0.44    0.47   0.50   0.55   0.60   0.65   0.72   0.79   0.88   1.01   1.13   1.26    1.42
       31     0.33   0.36   0.43    0.47    0.50   0.55   0.60   0.65   0.72   0.79   0.88   1.01   1.13   1.26   1.41    1.60
       32     0.33   0.37   0.45    0.50    0.55   0.60   0.65   0.72   0.79   0.88   1.01   1.13   1.26   1.41   1.58    1.78
       33     0.33   0.38   0.47    0.54    0.59   0.65   0.71   0.78   0.87   0.97   1.11   1.25   1.40   1.58   1.76    1.99
       34     0.33   0.40   0.50    0.58    0.64   0.71   0.77   0.86   0.97   1.09   1.23   1.39   1.56   1.76   1.96    2.20
       35     0.34   0.41   0.54    0.62    0.70   0.77   0.86   0.97   1.09   1.21   1.37   1.54   1.74   1.95   2.18    2.44
       36     0.35   0.43   0.58    0.68    0.77   0.86   0.97   1.09   1.21   1.37   1.52   1.71   1.92   2.16   2.41    2.69
       37     0.36   0.46   0.63    0.75    0.86   0.97   1.09   1.21   1.37   1.52   1.68   1.88   2.13   2.39   2.66    2.97
       38     0.38   0.49   0.67    0.81    0.93   1.05   1.18   1.31   1.48   1.64   1.83   2.06   2.33   2.63   2.93    3.28
       39     0.41   0.52   0.73    0.87    1.00   1.13   1.27   1.41   1.59   1.77   1.99   2.24   2.56   2.90   3.23    3.61
       40     0.43   0.57   0.80    0.95    1.10   1.23   1.38   1.52   1.70   1.91   2.14   2.44   2.80   3.19   3.55    3.97
       41     0.46   0.62   0.87    1.05    1.19   1.33   1.49   1.63   1.81   2.04   2.31   2.65   3.07   3.49   3.90    4.38
       42     0.50   0.69   0.97    1.15    1.30   1.44   1.59   1.74   1.92   2.17   2.49   2.88   3.35   3.84   4.29    4.83
       43     0.55   0.76   1.05    1.25    1.42   1.58   1.74   1.90   2.10   2.37   2.71   3.11   3.62   4.14   4.64    5.32
       44     0.59   0.84   1.14    1.37    1.55   1.73   1.90   2.07   2.28   2.57   2.94   3.38   3.92   4.47   5.03    5.89
       45     0.64   0.94   1.24    1.48    1.68   1.88   2.07   2.26   2.48   2.78   3.20   3.67   4.24   4.84   5.45    6.52
       46     0.69   1.04   1.34    1.60    1.83   2.04   2.26   2.46   2.69   3.02   3.47   3.98   4.59   5.23   5.92    7.21
       47     0.75   1.15   1.44    1.72    1.97   2.22   2.46   2.66   2.92   3.27   3.78   4.33   4.98   5.66   6.43    7.97
       48     0.81   1.21   1.51    1.81    2.09   2.36   2.63   2.88   3.19   3.58   4.18   4.80   5.50   6.21   6.97    8.78
       49     0.86   1.26   1.58    1.89    2.20   2.50   2.81   3.11   3.48   3.93   4.63   5.34   6.07   6.79   7.56    9.68
       50     0.92   1.31   1.64    1.98    2.32   2.65   3.01   3.37   3.80   4.32   5.15   5.93   6.68   7.41   8.17   10.65

                            YRT RATES FOR CONVERSIONS
                          Male ALB Preferred Nonsmoker


                                      Duration
Issue Age         1       2       3       4       5       6       7       8       9      10
       51      0.98    1.35    1.70    2.05    2.44    2.80    3.21    3.65    4.17    4.75
       52      1.03    1.38    1.74    2.12    2.56    2.96    3.43    3.96    4.57    5.22
       53      1.12    1.50    1.90    2.32    2.80    3.23    3.75    4.33    4.98    5.71
       54      1.20    1.63    2.08    2.55    3.06    3.54    4.11    4.73    5.42    6.23
       55      1.29    1.77    2.27    2.79    3.36    3.88    4.50    5.15    5.88    6.79
       56      1.39    1.92    2.49    3.07    3.69    4.24    4.91    5.61    6.38    7.40
       57      1.50    2.09    2.72    3.38    4.06    4.64    5.35    6.09    6.91    8.06
       58      1.59    2.24    3.01    3.70   `4.46    5.00    5.75    6.54    7.40    8.61
       59      1.67    2.39    3.31    4.05    4.90    5.39    6.16    7.01    7.94    9.19
       60      1.77    2.55    3.65    4.41    5.38    5.80    6.60    7.51    8.50    9.80
       61      1.86    2.71    4.00    4.81    5.80    6.47    7.07    8.05    9.08   10.42
       62      1.94    2.88    4.39    5.24    6.47    6.70    7.56    8.61    9.69   11.04
       63      2.16    3.21    4.79    5.82    6.70    7.54    8.54    9.69   10.94   12.25
       64      2.39    3.58    5.22    6.46    7.54    8.47    9.63   10.87   12.25   13.61
       65      2.64    3.98    5.70    7.19    8.47    9.50   10.83   12.17   13.61   15.23
       66      2.93    4.44    6.22    7.98    9.50   10.72   12.14   13.61   15.23   17.51
       67      3.24    4.94    6.78    8.85   10.72   11.87   13.61   15.23   17.51   18.56
       68      3.57    5.44    7.46    9.71   11.74   12.99   14.90   16.70   18.56   20.36
       69      3.93    5.98    8.18   10.63   12.85   14.23   16.34   18.31   20.36   22.33
       70      4.32    6.56    8.96   11.64   14.08   15.59   17.92   20.09   22.33   24.46
       71      6.56    8.96   11.64   14.08   15.59   17.92   20.09   22.33   24.46   27.22
       72      8.96   11.64   14.08   15.59   17.92   20.09   22.33   24.46   27.22   30.36
       73     11.64   14.08   15.59   17.92   20.09   22.33   24.46   27.22   30.36   34.82
       74     14.08   15.59   17.92   20.09   22.33   24.46   27.22   30.36   34.82   40.85
       75     15.59   17.92   20.09   22.33   24.46   27.22   30.36   34.82   40.85   44.92
       76     17.92   20.09   22.33   24.46   27.22   30.36   34.82   40.85   44.92   65.87
       77     20.09   22.33   24.46   27.22   30.36   34.82   40.85   44.92   65.87   71.68
       78     22.33   24.46   27.22   30.36   34.82   40.85   44.92   65.87   71.68   77.92
       79     24.46   27.22   30.36   34.82   40.85   44.92   65.87   71.68   77.92   84.55
       80     27.22   30.36   34.82   40.85   44.92   65.87   71.68   77.92   84.55   91.45
       81     30.36   34.82   40.85   44.92   65.87   71.68   77.92   84.55   91.45   98.58
       82     34.82   40.85   44.92   65.87   71.68   77.92   84.55   91.45   98.58  105.92
       83     40.85   44.92   65.87   71.68   77.92   84.55   91.45   98.58  105.92  113.48
       84     44.92   65.87   71.68   77.92   84.55   91.45   98.58  105.92  113.48  121.26
       85     65.87   71.68   77.92   84.55   91.45   98.58  105.92  113.48  121.26  129.26
       86     71.68   77.92   84.55   91.45   98.58  105.92  113.48  121.26  129.26  137.47
       87     77.92   84.55   91.45   98.58  105.92  113.48  121.26  129.26  137.47  145.91
       88     84.55   91.45   98.58  105.92  113.48  121.26  129.26  137.47  145.91  154.56
       89     91.45   98.58  105.92  113.48  121.26  129.26  137.47  145.91  154.56  163.43
       90     98.58  105.92  113.48  121.26  129.26  137.47  145.91  154.56  163.43  172.52
       91    105.92  113.48  121.26  129.26  137.47  145.91  154.56  163.43  172.52  181.83
       92    113.48  121.26  129.26  137.47  145.91  154.56  163.43  172.52  181.83
       93    121.26  129.26  137.47  145.91  154.56  163.43  172.52  181.83
       94    129.26  137.47  145.91  154.56  163.43  172.52  181.83
       95    137.47  145.91  154.56  163.43  172.52  181.83
       96    145.91  154.56  163.43  172.52  181.83
       97    154.56  163.43  172.52  181.83
       98    163.43  172.52  181.83
       99    172.52  181.83

Issue Age        11      12      13      14      15      16
       51      5.71    6.58    7.34    8.08    8.83   11.73
       52      6.33    7.28    8.07    8.81    9.54   12.92
       53      6.91    7.96    8.81    9.54   10.68   14.23
       54      7.53    8.70    9.54   10.68   11.94   15.67
       55      8.20    9.51   10.68   11.88   13.35   17.23
       56      8.93   10.39   11.80   13.12   14.90   18.90
       57      9.73   11.36   12.98   14.47   16.58   20.70
       58     10.34   12.01   13.72   15.32   17.64   22.66
       59     10.97   12.66   14.46   16.18   18.75   24.81
       60     11.60   13.29   15.17   17.05   19.91   27.20
       61     12.23   13.89   15.89   17.95   21.14   29.83
       62     12.84   14.49   16.62   18.88   22.44   32.73
       63     14.12   15.91   18.28   20.95   24.55   35.89
       64     15.52   17.51   20.12   23.25   26.85   39.31
       65     17.51   19.21   22.15   25.79   29.34   43.00
       66     18.81   21.13   24.38   28.57   32.01   46.92
       67     20.72   23.22   26.80   31.61   34.83   51.08
       68     22.72   25.44   29.31   34.49   37.92   55.58
       69     24.89   27.83   31.99   37.55   41.26   60.51
       70     27.22   30.36   34.82   40.85   44.92   65.87
       71     30.36   34.82   40.85   44.92   65.87   71.68
       72     34.82   40.85   44.92   65.87   71.68   77.92
       73     40.85   44.92   65.87   71.68   77.92   84.55
       74     44.92   65.87   71.68   77.92   84.55   91.45
       75     65.87   71.68   77.92   84.55   91.45   98.58
       76     71.68   77.92   84.55   91.45   98.58  105.92
       77     77.92   84.55   91.45   98.58  105.92  113.48
       78     84.55   91.45   98.58  105.92  113.48  121.26
       79     91.45   98.58  105.92  113.48  121.26  129.26
       80     98.58  105.92  113.48  121.26  129.26  137.47
       81    105.92  113.48  121.26  129.26  137.47  145.91
       82    113.48  121.26  129.26  137.47  145.91  154.56
       83    121.26  129.26  137.47  145.91  154.56  163.43
       84    129.26  137.47  145.91  154.56  163.43  172.52
       85    137.47  145.91  154.56  163.43  172.52  181.83
       86    145.91  154.56  163.43  172.52  181.83
       87    154.56  163.43  172.52  181.83
       88    163.43  172.52  181.83
       89    172.52  181.83
       90    181.83

                            YRT RATES FOR CONVERSIONS
                           Male ALB Standard Nonsmoker

                                                             Duration
Issue Age         1      2      3      4      5      6      7      8      9     10     11     12     13     14     15     16
        0      0.78   0.49   0.33   0.29   0.26   0.22   0.22   0.20   0.19   0.19   0.20   0.23   0.27   0.32   0.46   0.60
        1      0.32   0.30   0.27   0.23   0.19   0.16   0.16   0.16   0.18   0.20   0.23   0.27   0.32   0.46   0.56   0.76
        2      0.24   0.25   0.22   0.18   0.16   0.16   0.16   0.18   0.20   0.23   0.27   0.32   0.43   0.56   0.73   0.83
        3      0.23   0.20   0.18   0.16   0.16   0.15   0.18   0.20   0.23   0.27   0.32   0.43   0.52   0.73   0.82   0.89
        4      Q.20   0.17   0.16   0.16   0.15   0.18   0.20   0.23   0.27   0.31   0.43   0.52   0.67   0.78   0.88   0.94
        5      0.16   0.16   0.16   0.15   0.18   0.20   0.23   0.27   0.30   0.43   0.52   0.67   0.76   0.82   0.92   0.97
        6      0.15   0.15   0.15   0.18   0.20   0.23   0.27   0.30   0.41   0.52   0.67   0.76   0.80   0.85   0.95   0.99
        7      0.13   0.15   0.18   0.20   0.23   0.27   0.30   0.40   0.50   0.64   0.76   0.80   0.84   0.86   0.97   0.99
        8      0.13   0.15   0.18   0.22   0.26   0.30   0.40   0.50   0.64   0.74   0.80   0.84   0.86   0.90   0.96   0.97
        9      0.14   0.16   0.21   0.25   0.30   0.40   0.50   0.64   0.74   0.80   0.84   0.86   0.90   0.92   0.94   0.95
       10      0.15   0.19   0.24   0.29   0.40   0.50   0.64   0.74   0.80   0.83   0.86   0.90   0.92   0.93   0.91   0.92
       11      0.18   0.22   0.28   0.40   0.50   0.64   0.74   0.80   0.83   0.86   0.90   0.92   0.93   0.90   0.88   0.89
       12      0.22   0.28   0.40   0.50   0.63   0.74   0.80   0.83   0.85   0.90   0.92   0.93   0.90   0.86   0.83   0.85
       13      0.27   0.40   0.50   0.63   0.71   0.78   0.83   Q.85   0.85   0.88   0.90   0.90   0.86   0.83   0.80   0.83
       14      0.39   0.50   0.63   0.71   0.76   0.81   0.84   0.85   0.84   0.85   0.85   0.85   0.82   0.80   0.79   0.81
       15      0.50   0.63   0.71   0.76   0.79   0.82   0.84   0.83   0.82   0.82   0.81   0.81   0.78   0.78   0.78   0.79
       16      0.63   0.71   0.76   0.79   0.82   0.82   0.83   0.80   0.79   0.78   0.77   0.76   0.76   0.76   0.76   0.78
       17      0.71   0.76   0.79   0.82   0.81   0.80   0.80   0.78   0.76   0.74   0.72   0.74   0.73   0.74   0.76   0.78
       18      0.71   0.74   0.76   0.78   0.77   0.75   0.75   0.73   0.71   0.69   0.69   0.71   0.70   0.73   0.76   0.79
       19      0.68   0.71   0.71   0.73   0.71   0.70   0.69   0.67   0.67   0.67   0.67   0.68   0.69   0.72   0.76   0.81
       20      0.64   0.66   0.66   0.67   0.66   0.65   0.64   0.62   0.63   0.64   0.65   0.67   0.69   0.72   0.78   0.84
       21      0.58   0.60   0.60   0.60   0.60   0.60   0.58   0.60   0.60   0.61   0.64   0.66   0.68   0.74   0.81   0.68
       22      0.51   0.53   0.53   0.53   0.54   0.54   0.54   0.55   0.57   0.60   0.63   0.66   0.69   0.76   0.84   0.92
       23      0.51   0.52   0.52   0.53   0.53   0.54   0.54   0.55   0.57   0.61   0.64   0.69   0.73   0.80   0.89   0.99
       24      0.51   0.51   0.51   0.52   0.53   0.54   0.55   0.56   0.59   0.63   0.67   0.72   0.77   0.85   0.95   1.06
       25      0.50   0.50   0.50   0.52   0.53   0.54   0.56   0.57   0.61   0.67   0.71   0.76   0.83   0.93   1.03   1.14
       25      0.49   0.48   0.50   0.51   0.53   0.55   0.57   0.60   0.64   0.70   0.75   0.81   0.90   1.01   1.11   1.25
       27      0.48   0.48   0.50   0.51   0.53   0.56   0.60   0.63   0.68   0.75   0.80   0.88   0.96   1.11   1.23   1.36
       28      0.46   0.48   0.50   0.53   0.56   0.59   0.63   0.68   0.74   0.80   0.88   0.97   1.07   1.22   1.36   1.53
       29      0.46   0.48   0.53   0.56   0.59   0.63   0.68   0.74   0.80   0.88   0.97   1.06   1.19   1.36   1.52   1.72
       30      0.44   0.48   0.55   0.59   0.63   0.68   0.74   0.80   0.88   0.97   1.06   1.19   1.36   1.52   1.69   1.92
       31      0.44   0.49   0.57   0.63   0.68   0.74   0.80   0.88   0.97   1.06   1.19   1.36   1.52   1.69   1.90   2.15
       32      0.44   0.50   0.61   0.68   0.74   0.80   0.88   0.97   1.06   1.19   1.36   1.52   1.69   1.90   2.12   2.40
       33      0.44   0.52   0.64   0.72   0.80   0.88   0.95   1.05   1.17   1.31   1.50   1.69   1.88   2.12   2.37   2.67
       34      0.45   0.53   0.67   0.78   0.87   0.95   1.04   1.16   1.30   1.47   1.66   1.87   2.10   2.37   2.64   2.97
       35      0.46   0.55   0.72   0.84   0.95   1.04   1.16   1.30   1.47   1.63   1.84   2.07   2.34   2.63   2.93   3.28
       36      0.47   0.58   0.78   0.92   1.04   1.16   1.30   1.47   1.63   1.84   2.04   2.30   2.59   2.91   3.24   3.63
       37      0.49   0.62   0.85   1.01   1.16   1.30   1.47   1.63   1.84   2.04   2.26   2.53   2.86   3.21   3.58   4.00
       38      0.52   0.66   0.90   1.09   1.25   1.41   1.59   1.76   1.99   2.21   2.46   2.77   3.14   3.54   3.95   4.42
       39      0.55   0.70   0.98   1.18   1.35   1.53   1.72   1.90   2.14   2.39   2.67   3.02   3.44   3.90   4.35   4.86
       40      0.58   0.76   1.07   1.28   1.48   1.65   1.66   2.05   2.29   2.57   2.68   3.28   3.77   4.29   4.77   5.35
       41      0.62   0.84   1.16   1.41   1.60   1.79   2.00   2.20   2.44   2.74   3.12   3.56   4.13   4.70   5.25   5.89
       42      0.68   0.92   1.30   1.55   1.75   1.94   2.14   2.35   2.59   2.93   3.35   3.87   4.51   5.17   5.78   6.50
       43      0.74   1.02   1.41   1.69   1.92   2.13   2.35   2.56   2.82   3.19   3.65   4.19   4.87   5.58   6.25   7.17
       44      0.80   1.13   1.54   1.84   2.09   2.32   2.56   2.79   3.07   3.46   3.96   4.55   5.26   6.02   6.77   7.92
       45      0.86   1.27   1.67   2.00   2.27   2.53   2.79   3.04   3.34   3.75   4.31   4.94   5.71   6.51   7.34   8.77
       46      0.93   1.40   1.81   2.16   2.46   2.74   3.04   3.31   3.62   4.06   4.68   5.36   6.18   7.04   7.97   9.71
       47      1.01   1.55   1.94   2.32   2.65   2.98   3.31   3.58   3.93   4.40   5.08   5.82   6.71   7.62   8.65  10.72
       48      1.09   1.62   2.03   2.44   2.81   3.17   3.54   3.88   4.29   4.62   5.63   6.46   7.40   8.36   9.39  11.82
       49      1.16   1.69   2.12   2.55   2.97   3.37   3.79   4.19   4.68   5.29   6.24   7.18   8.17   9.14  10.17  13.03
       50      1.24   1.76   2.21   2.66   3.12   3.56   4.05   4.54   5.12   5.81   6.93   7.99   9.00   9.96  11.00  14.34

                            YRT RATES FOR CONVERSIONS
                           Male ALB Standard Nonsmoker

                                              Duration
Issue Age         1       2       3       4       5       6       7       8       9      10
       51      1.32    1.81    2.28    2.76    3.28    3.77    4.33    4.91    5.61    6.39
       52      1.39    1.86    2.35    2.86    3.44    3.99    4.62    5.33    6.15    7.03
       53      1.51    2.02    2.56    3.13    3.77    4.35    5.05    5.82    6.70    7.69
       54      1.62    2.19    2.80    3.43    4.12    4.77    5.53    6.36    7.29    8.39
       55      1.74    2.38    3.06    3.76    4.53    5.22    6.06    6.94    7.92    9.14
       56      1.88    2.59    3.35    4.14    4.97    5.71    6.61    7.55    8.58    9.96
       57      2.02    2.81    3.67    4.55    5.46    6.24    7.20    8.20    9.30   10.85
       58      2.14    3.01    4.05    4.98    6.01    6.73    7.74    8.81    9.97   11.59
       59      2.25    3.22    4.46    5.45    6.59    7.25    8.29    9.44   10.68   12.38
       60      2.38    3.44    4.91    5.94    7.24    7.81    6.88   10.12   11.44   13.20
       61      2.50    3.65    5.38    6.48    7.81    8.71    9.51   10.84   12.23   14.03
       62      2.62    3.88    5.91    7.05    8.71    9.02   10.16   11.59   13.05   14.87
       63      2.91    4.33    6.45    7.83    9.02   10.15   11.49   13.04   14.72   16.49
       64      3.21    4.82    7.03    8.70   10.15   11.40   12.96   14.64   16.49   18.32
       65      3.56    5.36    7.67    9.67   11.40   12.79   14.57   16.39   18.32   20.50
       66      3.94    5.97    8.37   10.74   12.79   14.43   16.35   18.32   20.50   23.57
       67      4.36    6.65    9.13   11.91   14.43   15.97   18.32   20.50   23.57   24.98
       68      4.80    7.32   10.04   13.07   15.81   17.49   20.06   22.48   24.98   27.41
       69      5.29    8.05   11.01   14.32   17.30   19.15   21.99   24.65   27.41   30.06
       70      5.82    8.83   12.06   15.67   18.96   20.99   24.12   27.04   30.06   32.92
       71      8.83   12.06   15.67   18.96   20.99   24.12   27.04   30.06   32.92   36.65
       72     12.06   15.67   18.96   20.99   24.12   27.04   30.06   32.92   36.65   40.87
       73     15.67   18.96   20.99   24.12   27.04   30.06   32.92   36.65   40.87   46.87
       74     18.96   20.99   24.12   27.04   30.06   32.92   36.65   40.87   46.87   54.99
       75     20.99   24.12   27.04   30.06   32.92   36.65   40.87   46.87   54.99   60.47
       76     24.12   27.04   30.06   32.92   36.65   40.87   46.87   54.99   60.47   88.68
       77     27.04   30.06   32.92   36.65   40.87   46.67   54.99   60.47   86.68   96.49
       78     30.06   32.92   36.65   40.87   46.87   54.99   60.47   88.68   96.49  104.89
       79     32.92   36.65   40.87   46.87   54.99   60.47   88.68   96.49  104.89  113.81
       80     36.65   40.87   46.87   54.99   60.47   88.66   96.49  104.89  113.81  123.11
       81     40.87   46.87   54.99   60.47   88.68   96.49  104.89  113.81  123.11  132.70
       82     46.87   54.99   60.47   88.68   96.49  104.89  113.81  123.11  132.70  142.58
       83     54.99   60.47   86.68   96.49  104.89  113.81  123.11  132.70  142.58  152.76
       84     60.47   88.68   96.49  104.89  113.81  123.11  132.70  142.58  152.76  163.23
       85     88.68   96.49  104.89  113.81  123.11  132.70  142.58  152.76  163.23  174.00
       86     96.49  104.89  113.81  123.11  132.70  142.58  152.76  163.23  174.00  185.06
       87    104.89  113.81  123.11  132.70  142.56  152.76  163.23  174.00  185.06  196.41
       88    113.81  123.11  132.70  142.58  152.76  163.23  174.00  185.06  196.41  208.06
       89    123.11  132.70  142.58  152.76  163.23  174.00  185.06  196.41  208.06  220.00
       90    132.70  142.56  152.76  163.23  174.00  165.06  196.41  208.06  220.00  232.24
       91    142.58  152.76  163.23  174.00  185.06  196.41  208.06  220.00  232.24  244.77
       92    152.76  163.23  174.00  185.06  196.41  208.06  220.00  232.24  244.77
       93    163.23  174.00  185.06  196.41  208.06  220.00  232.24  244.77
       94    174.00  185.06  196.41  208.06  220.00  232.24  244.77
       95    185.06  196.41  208.06  220.00  232.24  244.77
       96    196.41  208.06  220.00  232.24  244.77
       97    206.06  220.00  232.24  244.77
       98    220.00  232.24  244.77
       99    232.24  244.77

Issue Age        11      12      13      14       15      16
       51      7.69    8.86    9.88   10.88    11.89   15.79
       52      8.53    9.80   10.86   11.86    12.85   17.40
       53      9.30   10.72   11.86   12.85    14.37   19.16
       54     10.14   11.71   12.85   14.37    16.07   21.09
       55     11.04   12.80   14.37   16.00    17.97   23.19
       56     12.03   13.99   15.89   17.66    20.06   25.44
       57     13.10   15.30   17.47   19.48    22.32   27.86
       58     13.92   16.17   18.47   20.63    23.75   30.50
       59     14.76   17.05   19.46   21.78    25.24   33.40
       60     15.62   17.89   20.43   22.95    26.80   36.62
       61     16.46   18.70   21.39   24.16    28.46   40.16
       62     17.29   19.51   22.37   25.42    30.21   44.06
       63     19.01   21.42   24.61   28.20    33.05   48.31
       64     20.90   23.57   27.09   31.30    36.15   52.92
       65     23.57   25.87   29.82   34.72    39.49   57.88
       66     25.33   28.44   32.82   38.47    43.09   63.17
       67     27.90   31.26   36.07   42.55    46.89   68.77
       68     30.59   34.24   39.45   46.43    51.05   74.82
       69     33.51   37.46   43.06   50.55    55.54   81.45
       70     36.65   40.87   46.87   54.99    60.47   88.68
       71     40.87   46.87   54.99   60.47    88.68   96.49
       72     46.87   54.99   60.47   88.66    96.49  104.89
       73     54.99   60.47   88.68   96.49   104.89  113.81
       74     60.47   86.68   96.49  104.89   113.81  123.11
       75     68.68   96.49  104.89  113.81   123.11  132.70
       76     96.49  104.89  113.81  123.11   132.70  142.58
       77    104.69  113.81  123.11  132.70   142.56  152.76
       78    113.81  123.11  132.70  142.58   152.76  163.23
       79    123.11  132.70  142.58  152.76   163.23  174.00
       80    132.70  142.58  152.76  163.23   174.00  165.06
       81    142.58  152.76  163.23  174.00   185.06  196.41
       82    152.76  163.23  174.00  185.06   196.41  208.06
       83    163.23  174.00  185.06  196.41   208.06  220.00
       84    174.00  185.06  196.41  208.06   220.00  232.24
       85    185.06  196.41  208.06  220.00   232.24  244.77
       86    196.41  208.06  220.00  232.24   244.77
       87    208.06  220.00  232.24  244.77
       88    220.00  232.24  244.77
       89    232.24  244.77
       90    244.77

                            YRT RATES FOR CONVERSIONS
                            Male ALB Preferred Smoker

                                                          Duration
Issue Age        1      2      3      4      5       6      7      8      9      10     11     12     13     14     15     16
        0     1.11   0.69   0.47   0.42   0.37    0.32   0.31   0.28   0.27    0.27   0.28   0.33   0.38   0.46   0.65   0.84
        1     0.46   0.43   0.38   0.33   0.27    0.23   0.23   0.23   0.25    0.28   0.33   0.38   0.46   0.65   0.79   1.07
        2     0.34   0.35   0.31   0.26   0.23    0.23   0.23   0.25   0.28    0.33   0.38   0.46   0.61   0.79 . 1.03   1.17
        3     0.33   0.28   0.25   0.23   0.23    0.21   0.25   0.28   0.33    0.36   0.46   0.60   0.73   1.03   1.16   1.26
        4     0.28   0.24   0.23   0.23   0.21    0.25   0.28   0.33   0.38    0.44   0.60   0.73   0.94   1.10   1.25   1.33
        5     0.23   0.23   0.23   0.21   0.25    0.28   0.33   0.38   0.43    0.60   0.73   0.94   1.07   1.16   1.31   1.38
        6     0.22   0.22   0.21   0.25   0.28    0.33   0.38   0.43   0.57    0.73   0.94   1.07   1.14   1.20   1.35   1.40
        7     0.19   0.21   0.25   0.28   0.33    0.38   0.43   0.56   0.71    0.90   1.07   1.14   1.19   1.22   1.37   1.40
        8     0.19   0.21   0.26   0.32   0.37    0.43   0.56   0.71   0.90    1.05   1.14   1.19   1.22   1.27   1.36   1.38
        9     0.20   0.23   0.30   0.36   0.43    0.56   0.71   0.90   1.05    1.13   1.19   1.22   1.27   1.31   1.33   1.35
       10     0.21   0.27   0.34   0.42   0.56    0.71   0.90   1.05   1.13    1.18   1.22   1.27   1.31   1.32   1.29   1.31
       11     0.26   0.32   0.40   0.56   0.71    0.90   1.05   1.13   1.18    1.22   1.27   1.31   1.32   1.27   1.24   1.26
       12     0.31   0.40   0.56   0.71   0.89    1.05   1.13   1.18   1.21    1.27   1.31   1.32   1.27   1.22   1.18   1.21
       13     0.38   0.56   0.71   0.69   1.01    1.11   1.17   1.20   1.21    1.25   1.27   1.27   1.22   1.17   1.14   1.18
       14     0.54   0.71   0.89   1.01   1.07    1.15   1.19   1.20   1.19    1.21   1.21   1.21   1.16   1.13   1.12   1.15
       15     0.71   0.89   1.01   1.07   1.12    1.16   1.19   1.18   1.16    1.16   1.15   1.15   1.11   1.10   1.10   1.12
       16     0.89   1.01   1.07   1.12   1.16    1.16   1.17   1.14   1.12    1.10   1.09   1.08   1.07   1.08   1.08   1.11
       17     1.01   1.07   1.12   1.16   1.15    1.13   1.13   1.10   1.07    1.04   1.02   1.04   1.03   1.05   1.08   1.11
       18     1.00   1.05   1.08   1.10   1.09    1.06   1.06   1.03   1.00    0.98   0.98   1.00   0.99   1.03   1.08   1.12
       19     0.96   1.00   1.01   1.03   1.01    0.99   0.98   0.95   0.94    0.94   0.95   0.96   0.97   1.02   1.08   1.15
       20     0.90   0.93   0.93   0.94   0.93    0.92   0.90   0.88   0.89    0.90   0.92   0.94   0.97   1.02   1.11   1.19
       21     0.82   0.64   0.84   0.85   0.85    0.84   0.82   0.85   0.85    0.86   0.90   0.93   0.96   1.04   1.15   1.24
       22     0.72   0.74   0.74   0.75   0.76    0.76   0.76   0.77   0.80    0.84   0.69   0.93   0.98   1.07   1.19   1.31
       23     0.72   0.73   0.73   0.74   0.75    0.76   0.76   0.77   0.81    0.86   0.91   0.97   1.03   1.13   1.26   1.40
       24     0.72   0.72   0.72   0.73   0.75    0.76   0.77   0.79   0.83    0.89   0.95   1.02   1.09   1.21   1.35   1.49
       25     0.70   0.70   0.71   0.73   0.74    0.76   0.79   0.81   0.86    0.94   1.00   1.08   1.17   1.32   1.46   1.61
       26     0.69   0.68   0.70   0.72   0.74    0.77   0.81   0.84   0.91    0.99   1.06   1.15   1.28   1.43   1.57   1.77
       27     0.67   0.67   0.70   0.72   0.75    0.79   0.84   0.89   0.96    1.06   1.14   1.25   1.39   1.56   1.73   1.95
       28     0.65   0.67   0.71   0.75   0.79    0.83   0.89   0.96   1.05    1.14   1.25   1.37   1.51   1.72   1.92   2.17
       29     0.64   0.67   0.74   0.79   0.63    0.89   0.96   1.05   1.14    1.25   1.37   1.50   1.68   1.92   2.15   2.43
       30     0.62   0.67   0.77   0.83   0.89    0.96   1.05   1.14   1.24    1.37   1.50   1.68   1.92   2.15   2.40   2.71
       31     0.62   0.69   0.81   0.89   0.96    1.05   1.14   1.24   1.37    1.50   1.68   1.92   2.15   2.40   2.68   3.04
       32     0.62   0.71   0.86   0.96   1.05    1.14   1.24   1.37   1.49    1.68   1.92   2.15   2.40   2.68   3.00   3.40
       33     0.62   0.73   0.90   1.02   1.13    1.24   1.35   1.49   1.65    1.85   2.12   2.39   2.66   3.00   3.36   3.78
       34     0.63   0.75   0.95   1.10   1.23    1.35   1.48   1.64   1.84    2.08   2.35   2.64   2.97   3.35   3.73   4.20
       35     0.64   0.78   1.02   1.19   1.34    1.48   1.64   1.84   2.08    2.31   2.60   2.93   3.31   3.71   4.15   4.64
       36     0.66   0.82   1.11   1.30   1.48    1.64   1.84   2.08   2.31    2.60   2.89   3.25   3.66   4.12   4.58   5.13
       37     0.69   0.87   1.20   1.43   1.64    1.84   2.08   2.31   2.60    2.89   3.20   3.58   4.05   4.54   5.07   5.66
       38     0.73   0.93   1.28   1.53   1.76    1.99   2.25   2.49   2.81    3.13   3.48   3.92   4.45   5.01   5.58   6.25
       39     0.77   0.99   1.39   1.66   1.91    2.16   2.43   2.69   3.03    3.38   3.78   4.27   4.67   5.51   6.16   6.87
       40     0.82   1.08   1.51   1.81   2.09    2.34   2.62   2.90   3.24    3.63   4.08   4.64   5.34   6.07   6.75   7.56
       41     0.88   1.19   1.66   1.99   2.27    2.53   2.83   3.11   3.46    3.86   4.41   5.04   5.64   6.65   7.43   8.34
       42     0.96   1.31   1.84   2.19   2.48    2.74   3.03   3.32   3.66    4.14   4.74   5.47   6.38   7.31   8.17   9.19
       43     1.04   1.45   2.00   2.39   2.71    3.01   3.32   3.62   3.99    4.50   5.16   5.93   6.89   7.89   8.64  10.14
       44     1.13   1.60   2.18   2.60   2.95    3.29   3.62   3.94   4.35    4.89   5.60   6.44   7.46   6.51   9.57  11.21
       45     1.22   1.79   2.37   2.82   3.21    3.57   3.94   4.30   4.72    5.30   6.09   6.99   8.08   9.21  10.39  12.40
       46     1.32   1.98   2.55   3.05   3.47    3.88   4.30   4.68   5.12    5.74   6.61   7.58   8.74   9.96  11.28  13.73
       47     1.43   2.19   2.74   3.28   3.75    4.22   4.68   5.07   5.55    6.23   7.19   8.24   9.46  10.78  12.24  15.17
       48     1.53   2.30   2.87   3.45   3.98    4.48   5.01   5.48   6.07    6.82   7.96   9.14  10.46  11.82  13.28  16.72
       49     1.64   2.40   3.00   3.60   4.20    4.76   5.36   5.93   6.62    7.47   6.82  10.16  11.55  12.93  14.38  18.42
       50     1.75   2.48   3.12   3.76   4.42    5.04   5.72   6.42   7.24    8.22   9.80  11.30  12.72  14.11  15.56  20.29

                            YRT RATES FOR CONVERSIONS
                            Male ALB Preferred Smoker

                                        Duration
Issue Age        1       2       3       4       5        6       7       8       9      10
       51     1.86    2.56    3.23    3.90    4.64     5.34    6.12    6.95    7.93    9.04
       52     1.97    2.63    3.32    4.04    4.87     5.64    6.53    7.53    6.69    9.94
       53     2.13    2.86    3.62    4.43    5.33     6.16    7.15    8.24    9.47   10.87
       54     2.29    3.10    3.96    4.85    5.83     6.74    7.82    9.00   10.32   11.86
       55     2.47    3.37    4.33    5.32    6.41     7.39    8.56    9.81   11.20   12.93
       56     2.65    3.66    4.73    5.85    7.03     8.08    9.35   10.67   12.14   14.09
       57     2.86    3.98    5.19    6.44    7.72     8.83   10.19   11.60   13.16   15.35
       58     3.02    4.26    5.72    7.05    8.49     9.52   10.94   12.45   14.10   16.39
       59     3.19    4.55    6.31    7.70    9.33    10.26   11.72   13.35   15.11   17.50
       60     3.37    4.86    6.94    8.41   10.24    11.04   12.56   14.31   16.18   18.66
       61     3.53    5.17    7.61    9.16   11.04    12.32   13.45   15.33   17.30   19.84
       62     3.70    5.48    8.36    9.97   12.32    12.76   14.39   16.39   18.45   21.03
       63     4.11    6.12    9.12   11.08   12.76    14.36   16.26   18.44   20.82   23.32
       64     4.54    6.81    9.94   12.31   14.36    16.13   18.33   20.70   23.32   25.91
       65     5.03    7.58   10.85   13.68   16.13    18.09   20.61   23.18   25.91   29.00
       66     5.57    8.44   11.84   15.19   18.09    20.41   23.12   25.91   29.00   33.33
       67     6.17    9.41   12.91   16.85   20.41    22.59   25.91   29.00   33.33   35.33
       68     6.79   10.36   14.20   18.48   22.35    24.73   28.37   31.79   35.33   38.77
       69     7.47   11.39   15.57   20.25   24.47    27.09   31.11   34.86   38.77   42.51
       70     8.23   12.48   17.06   22.16   26.81    29.69   34.12   38.24   42.51   46.56
       71    12.48   17.06   22.16   26.81   29.69    34.12   38.24   42.51   46.56   51.83
       72    17.06   22.16   26.81   29.69   34.12    38.24   42.51   46.56   51.83   57.81
       73    22.16   26.81   29.69   34.12   38.24    42.51   46.56   51.83   57.81   66.29
       74    26.81   29.69   34.12   38.24   42.51    46.56   51.83   57.81   66.29   77.77
       75    29.69   34.12   38.24   42.51   46.56    51.83   57.81   66.29   77.77   85.52
       76    34.12   38.24   42.51   46.56   51.83    57.81   66.29   77.77   85.52  125.41
       77    38.24   42.51   46.56   51.83   57.81    66.29   77.77   85.52  125.41  136.46
       78    42.51   46.56   51.83   57.81   66.29    77.77   85.52  125.41  136.46  148.34
       79    46.56   51.83   57.81   66.29   77.77    85.52  125.41  136.46  148.34  160.96
       80    51.83   57.81   66.29   77.77   85.52   125.41  136.46  148.34  160.96  174.11
       81    57.81   66.29   77.77   85.52  125.41   136.46  146.34  160.96  174.11  167.67
       82    66.29   77.77   85.52  125.41  136.46   148.34  160.96  174.11  187.67  201.65
       83    77.77   85.52  125.41  136.46  148.34   160.96  174.11  187.67  201.65  216.05
       84    85.52  125.41  136.46  148.34  160.96   174.11  187.67  201.65  216.05  230.86
       85   125.41  136.46  148.34  160.96  174.11   187.67  201.65  216.05  230.86  246.08
       86   136.46  148.34  160.96  174.11  187.67   201.65  216.05  230.86  246.08  261.73
       87   148.34  160.96  174.11  167.67  201.65   216.05  230.86  246.08  261.73  277.78
       88   160.96  174.11  187.67  201.65  216.05   230.86  246.08  261.73  277.78  294.26
       89   174.11  187.67  201.65  216.05  230.86   246.08  261.73  277.78  294.26  311.15
       90   187.67  201.65  216.05  230.86  246.08   261.73  277.78  294.26  311.15  328.45
       91   201.65  216.05  230.86  246.08  261.73   277.78  294.26  311.15  328.45  346.17
       92   216.05  230.86  246.08  261.73  277.78   294.26  311.15  328.45  346.17
       93   230.86  246.08  261.73  277.78  294.26   311.15  328.45  346.17
       94   246.08  261.73  277.78  294.26  311.15   328.45  346.17
       95   261.73  277.78  294.26  311.15  328.45   346.17
       96   277.78  294.26  311.15  328.45  346.17
       97   294.26  311.15  328.45  346.17
       98   311.15  328.45  346.17
       99   328.45  346.17

Issue Age        11      12      13      14       15       16
       51     10.88   12.52   13.98   15.38    16.81    22.33
       52     12.06   13.86   15.35   16.77    18.17    24.60
       53     13.16   15.16   16.77   18.17    20.32    27.10
       54     14.34   16.56   18.17   20.32    22.73    29.83
       55     15.61   18.11   20.32   22.62    25.41    32.80
       56     17.01   19.79   22.47   24.98    28.36    35.98
       57     18.52   21.63   24.71   27.55    31.57    39.40
       58     19.68   22.87   26.13   29.18    33.59    43.13
       59     20.88   24.11   27.52   30.80    35.69    47.24
       60     22.09   25.29   28.89   32.46    37.91    51.79
       61     23.27   26.45   30.25   34.17    40.25    56.80
       62     24.45   27.59   31.64   35.95    42.72    62.31
       63     26.88   30.29   34.81   39.89    46.75    68.33
       64     29.55   33.33   38.31   44.27    51.12    74.84
       65     33.33   36.58   42.17   49.10    55.86    81.86
       66     35.82   40.22   46.41   54.40    60.93    89.34
       67     39.45   44.21   51.01   60.17    66.32    97.26
       68     43.26   48.43   55.80   65.67    72.20   105.81
       69     47.39   52.97   60.89   71.49    78.55   115.20
       70     51.83   57.81   66.29   77.77    85.52   125.41
       71     57.81   66.29   77.77   85.52   125.41   136.46
       72     66.29   77.77   85.52  125.41   136.46   148.34
       73     77.77   85.52  125.41  136.46   148.34   160.96
       74     85.52  125.41  136.46  148.34   160.96   174.11
       75    125.41  136.46  148.34  160.96   174.11   187.67
       76    136.46  148.34  160.96  174.11   187.67   201.65
       77    148.34  160.96  174.11  187.67   201.65   216.05
       78    160.96  174.11  187.67  201.65   216.05   230.86
       79    174.11  187.67  201.65  216.05   230.86   246.08
       80    187.67  201.65  216.05  230.86   246.08   261.73
       81    201.65  216.05  230.86  246.08   251.73   277.78
       82    216.05  230.86  246.08  261.73   277.78   294.26
       83    230.86  246.08  261.73  277.78   294.26   311.15
       84    246.08  261.73  277.78  294.26   311.15   328.45
       85    261.73  277.78  294.26  311.15   328.45   346.17
       86    277.78  294.26  311.15  328.45   346.17
       87    294.26  311.15  328.45  346.17
       88    311.15  328.45  346.17
       89    328.45  346.17
       90    346.17

                            YRT RATES FOR CONVERSIONS
                            Male ALB Standard Smoker

                                                        Duration
Issue Age        1      2      3       4      5      6      7      8      9      10     11     12      13     14     15      16
        0     1.48   0.92   0.62    0.55   0.49   0.42   0.41   0.37   0.36    0.36   0.37   0.44    0.50   0.61   0.67    1.12
        1     0.61   0.57   0.50    0.44   0.36   0.30   0.30   0.30   0.33    0.37   0.44   0.50    0.61   0.87   1.06    1.43
        2     0.45   0.46   0.41    0.34   0.30   0.30   0.30   0.33   0.37    0.44   0.50   0.61    0.82   1.06   1.37    1.56
        3     0.44   0.37   0.33    0.30   0.30   0.26   0.33   0.37   0.44    0.50   0.61   0.81    0.98   1.37   1.54    1.68
        4     0.37   0.32   0.30    0.30   0.28   0.33   0.37   0.44   0.50    0.58   0.81   0.98    1.25   1.47   1.66    1.77
        5     0.30   0.30   0.30    0.28   0.33   0.37   0.44   0.50   0.57    0.81   0.98   1.25    1.43   1.54   1.74    1.83
        6     0.29   0.29   0.28    0.33   0.37   0.44   0.50   0.57   0.77    0.98   1.25   1.43    1.52   1.60   1.80    1.86
        7     0.25   0.28   0.33    0.37   0.44   0.50   0.57   0.75   0.95    1.20   1.43   1.52    1.58   1.62   1.82    1.86
        8     0.25   0.28   0.34    0.42   0.49   0.57   0.75   0.95   1.20    1.40   1.52   1.58    1.62   1.69   1.81    1.83
        9     0.26   0.30   0.40    0.48   0.57   0.75   0.95   1.20   1.40    1.50   1.56   1.62    1.69   1.74   1.77    1.80
       10     0.28   0.36   0.45    0.55   0.75   0.95   1.20   1.40   1.50    1.57   1.62   1.69    1.74   1.76   1.72    1.74
       11     0.34   0.42   0.53    0.75   0.95   1.20   1.40   1.50   1.57    1.62   1.69   1.74    1.76   1.69   1.65    1.68
       12     0.41   0.53   0.75    0.95   1.19   1.40   1.50   1.57   1.61    1.69   1.74   1.76    1.69   1.62   1.57    1.61
       13     0.50   0.75   0.95    1.19   1.35   1.48   1.56   1.60   1.61    1.66   1.69   1.69    1.62   1.56   1.52    1.57
       14     0.73   0.95   1.19    1.35   1.43   1.53   1.58   1.60   1.58    1.61   1.61   1.61    1.54   1.50   1.49    1.53
       15     0.95   1.19   1.35    1.43   1.49   1.54   1.58   1.57   1.54    1.54   1.53   1.53    1.48   1.47   1.47    1.49
       16     1.19   1.35   1.43    1.49   1.54   1.54   1.56   1.52   1.49    1.47   1.45   1.44    1.43   1.44   1.44    1.48
       17     1.35   1.43   1.49    1.54   1.53   1.50   1.50   1.47   1.43    1.39   1.36   1.39    1.37   1.40   1.44    1.48
       18     1.33   1.40   1.44    1.47   1.45   1.41   1.41   1.37   1.33    1.31   1.31   1.33    1.32   1.37   1.44    1.49
       19     1.28   1.33   1.35    1.37   1.35   1.32   1.31   1.27   1.25    1.25   1.27   1.28    1.29   1.36   1.44    1.53
       20     1.20   1.24   1.24    1.25   1.24   1.23   1.20   1.17   1.19    1.20   1.23   1.25    1.29   1.36   1.46    1.58
       21     1.10   1.12   1.12    1.14   1.14   1.12   1.10   1.14   1.14    1.15   1.20   1.24    1.28   1.39   1.53    1.65
       22     0.96   0.99   0.99    1.00   1.02   1.02   1.02   1.03   1.07    1.12   1.19   1.24    1.31   1.43   1.58    1.74
       23     0.96   0.98   0.98    0.99   1.00   1.02   1.02   1.03   1.08    1.15   1.21   1.29    1.37   1.50   1.68    1.86
       24     0.96   0.96   0.96    0.96   1.00   1.02   1.03   1.06   1.11    1.19   1.27   1.36    1.45   1.61   1.80    1.99
       25     0.94   0.94   0.95    0.98   0.99   1.02   1.06   1.08   1.15    1.25   1.33   1.44    1.56   1.76   1.94    2.15
       26     0.92   0.91   0.94    0.96   0.99   1.03   1.08   1.12   1.21    1.32   1.41   1.53    1.70   1.90   2.10    2.36
       27     0.90   0.90   0.94    0.96   1.00   1.06   1.12   1.19   1.28    1.41   1.52   1.66    1.85   2.09   2.31    2.60
       28     0.87   0.90   0.95    1.00   1.06   1.11   1.19   1.28   1.40    1.52   1.66   1.82    2.02   2.30   2.56    2.89
       29     0.86   0.90   0.99    1.06   1.11   1.19   1.28   1.40   1.52    1.66   1.82   2.01    2.24   2.56   2.86    3.23
       30     0.83   0.90   1.03    1.11   1.19   1.28   1.40   1.52   1.65    1.62   2.01   2.24    2.56   2.86   3.19    3.62
       31     0.83   0.92   1.08    1.19   1.28   1.40   1.52   1.65   1.82    2.01   2.24   2.56    2.86   3.19   3.58    4.05
       32     0.83   0.95   1.15    1.28   1.40   1.52   1.65   1.82   1.99    2.24   2.56   2.86    3.19   3.58   4.00    4.53
       33     0.83   0.96   1.20    1.36   1.50   1.65   1.80   1.98   2.20    2.47   2.82   3.18    3.55   4.00   4.47    5.04
       34     0.84   1.00   1.27    1.47   1.64   1.80   1.97   2.19   2.46    2.77   3.13   3.52    3.96   4.46   4.98    5.60
       35     0.86   1.04   1.36    1.58   1.78   1.97   2.19   2.46   2.77    3.08   3.47   3.91    4.41   4.95   5.53    6.19
       36     0.88   1.10   1.48    1.73   1.97   2.19   2.46   2.77   3.08    3.47   3.85   4.33    4.88   5.49   6.11    6.84
       37     0.92   1.16   1.60    1.90   2.19   2.46   2.77   3.08   3.47    3.85   4.26   4.78    5.40   6.06   6.76    7.55
       38     0.98   1.24   1.70    2.05   2.35   2.65   3.00   3.33   3.75    4.17   4.65   5.23    5.93   6.68   7.44    8.33
       39     1.03   1.32   1.85    2.22   2.55   2.88   3.23   3.59   4.04    4.50   5.04   5.69    6.49   7.35   8.21    9.16
       40     1.10   1.44   2.02    2.42   2.79   3.12   3.50   3.87   4.32    4.84   5.44   6.19    7.11   8.09   9.00   10.08
       41     1.17   1.58   2.22    2.65   3.02   3.38   3.78   4.14   4.61    5.17   5.87   6.72    7.79   8.87   9.90   11.11
       42     1.28   1.74   2.46    2.92   3.30   3.66   4.04   4.42   4.88    5.52   6.32   7.30    8.50   9.74  10.89   12.25
       43     1.39   1.93   2.67    3.18   3.62   4.01   4.42   4.63   5.32    6.01   6.86   7.91    9.19  10.52  11.79   13.52
       44     1.50   2.14   2.30    3.47   3.93   4.38   4.83   5.25   5.79    6.52   7.47   6.58    9.95  11.35  12.76   14.94
       45     1.62   2.39   3.15    3.76   4.28   4.77   5.25   5.73   6.30    7.06   8.12   9.32   10.77  12.28  13.85   16.54
       46     1.76   2.64   3.41    4.07   4.63   5.17   5.73   6.24   6.82    7.66   8.82  10.11   11.66  13.28  15.03   18.31
       47     1.90   2.92   3.66    4.37   5.00   5.62   6.24   6.76   7.41    8.30   9.58  10.98   12.65  14.37  16.32   20.22
       48     2.05   3.06   3.83    4.59   5.31   5.98   6.68   7.31   8.09    9.09  10.61  12.18   13.95  15.76  17.70   22.29
       49     2.19   3.19   4.00    4.80   5.60   6.35   7.14   7.91   8.83    9.97  11.76  13.54   15.40  17.24  19.18   24.57
       50     2.34   3.31   4.16    5.02   5.89   6.72   7.63   8.55   9.65   10.96  13.07  15.06   16.96  18.81  20.75   27.05